UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.20

SEMI-ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

SEMI-ANNUAL REPORT

August 13, 2020

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio for the semi-annual reporting period ended June 30, 2020.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF JUNE 30, 2020 (unaudited)

	6 Months	12 Months

AB FLEXFEE HIGH YIELD PORTFOLIO[1]

Advisor Class Shares	-3.93%	0.35%

Markit iBoxx USD Liquid High Yield Index	-5.18%	-1.29%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended June 30, 2020, by 0.00% and 0.01%, respectively.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Markit iBoxx USD Liquid High Yield Index, for the six- and 12-month periods ended June 30, 2020.

The Fund outperformed the benchmark for both periods. The Fund’s performance-based advisory fee was being accrued between its mid-point and maximum rates. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such performance period, which is from January 1, 2020 to December 31, 2020.)

In the six-month period, industry allocation in energy and the use of total return swap derivatives contributed most, relative to the benchmark, partially offset by exposure to high-yield credit default swaps, the consumer noncyclical sector, commercial mortgage-backed securities and the technology sector. Yield-curve positioning also contributed, from focusing on the intermediate part of the curve. Security selection added to performance, as energy, industrials—other and finance holdings exceeded losses in the media and services sectors. Currency decisions did not have a meaningful impact on overall performance.

In the 12-month period, industry allocation in energy, total return swaps and banking was the primary contributor, partially offset by high-yield credit default swaps, consumer noncyclical, commercial mortgage-backed securities and technology. Yield-curve positioning also contributed, from

2 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

positioning in the intermediate part of the curve. Security selection contributed within the consumer cyclical—other, energy and basic industry sectors, which exceeded losses in media and services. Currency decisions did not have a meaningful impact on overall performance.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration and interest-rate risk and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Written and purchased swaptions were used to manage and/or to actively take yield-curve positions. Purchased and written equity options were used to hedge portfolio exposure, while purchased currency options were used to hedge foreign currency exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income markets were volatile over the six-month period ended June 30, 2020. The unprecedented amount of monetary and fiscal stimulus enacted by central banks and governments to combat market illiquidity and cushion the negative economic impact of COVID-19 set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Investment-grade corporate bonds advanced as markets recovered and companies flooded the market with record new issuance. High-yield corporates and emerging-market sovereign bonds ended the period with losses, despite a strong showing in the second quarter. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related

(continued on next page)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some

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DISCLOSURES AND RISKS (continued)

of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			4.76%

1 Year	0.35%	0.35%

5 Years	4.14%	4.14%

10 Years	6.71%	6.71%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	0.35%

5 Years	4.14%

10 Years	6.71%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.85% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio, exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2021. Any fees waived and expenses borne by the Adviser through December 31, 2019 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended June 30, 2020.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$960.70	$3.07	0.63%
Hypothetical**	$1,000	$1,021.73	$3.17	0.63%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

PORTFOLIO SUMMARY

June 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $40.0

1

All data are as of June 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents less than 0.1% weightings in the following security types: Quasi-Sovereigns, Rights and Warrants.

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PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 66.9%
Industrial – 60.2%
Basic – 6.2%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	28	$28,221
Arconic Corp. 6.125%, 02/15/2028(a)		34	34,131
Berry Global, Inc. 5.125%, 07/15/2023		8	8,048
CF Industries, Inc. 4.95%, 06/01/2043		27	29,131
5.15%, 03/15/2034		23	24,620
5.375%, 03/15/2044		73	78,863
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		7	6,783
9.875%, 10/17/2025(a)		152	159,130
Commercial Metals Co. 4.875%, 05/15/2023		50	51,016
5.375%, 07/15/2027		45	46,302
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)(g)		7	5,959
FMG Resources (August 2006) Pty Ltd. 4.75%, 05/15/2022(a)		121	122,637
5.125%, 03/15/2023-05/15/2024(a)		100	103,615
Freeport-McMoRan, Inc. 5.00%, 09/01/2027		128	128,747
5.25%, 09/01/2029		128	130,947
Graphic Packaging International LLC 4.75%, 04/15/2021		26	26,318
4.75%, 07/15/2027(a)		28	29,531
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		106	105,847
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		13	13,553
Joseph T Ryerson & Son, Inc. 11.00%, 05/15/2022(a)		135	137,492
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		21	21,787
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.00%, 04/15/2025(a)		65	65,328
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(h)		60	– 0	–
NOVA Chemicals Corp. 5.25%, 06/01/2027(a)		54	47,510

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Novelis Corp. 5.875%, 09/30/2026(a)	U.S.$	53	$52,926
OCI NV 6.625%, 04/15/2023(a)		210	212,557
Olin Corp. 5.00%, 02/01/2030		41	36,293
5.625%, 08/01/2029		57	52,455
Peabody Energy Corp. 6.00%, 03/31/2022(a)		96	62,581
6.375%, 03/31/2025(a)		30	16,410
PolyOne Corp. 5.75%, 05/15/2025(a)		23	23,673
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 07/15/2023(a)		108	108,534
7.00%, 07/15/2024(a)		117	117,512
Sealed Air Corp. 5.25%, 04/01/2023(a)		35	36,748
5.50%, 09/15/2025(a)		33	35,723
6.875%, 07/15/2033(a)		19	22,397
SPCM SA 4.875%, 09/15/2025(a)		58	58,956
United States Steel Corp. 12.00%, 06/01/2025(a)		93	95,297
Valvoline, Inc. 4.25%, 02/15/2030(a)		87	85,299
WR Grace & Co-Conn 4.875%, 06/15/2027(a)		14	14,181
WR Grace & Co.-Conn 5.125%, 10/01/2021(a)		23	24,251
5.625%, 10/01/2024(a)		24	25,612

			2,486,921

Capital Goods – 6.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	129,288
Ball Corp. 5.00%, 03/15/2022	U.S.$	50	51,557
Bombardier, Inc. 5.75%, 03/15/2022(a)		183	135,190
6.00%, 10/15/2022(a)		98	69,219
6.125%, 01/15/2023(a)		5	3,424
7.50%, 12/01/2024-03/15/2025(a)		111	72,188
7.875%, 04/15/2027(a)		10	6,518
Clean Harbors, Inc. 5.125%, 07/15/2029(a)		11	11,400

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colfax Corp. 6.00%, 02/15/2024(a)	U.S.$	14	$14,440
6.375%, 02/15/2026(a)		11	11,495
Cornerstone Building Brands, Inc. 8.00%, 04/15/2026(a)		53	53,508
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	23,303
Energizer Holdings, Inc. 4.75%, 06/15/2028(a)		40	39,206
EnerSys 4.375%, 12/15/2027(a)		80	79,372
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		132	129,690
GFL Environmental, Inc. 7.00%, 06/01/2026(a)		20	20,848
8.50%, 05/01/2027(a)		23	25,014
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		18	17,597
Griffon Corp. 5.75%, 03/01/2028		120	118,601
Harsco Corp. 5.75%, 07/31/2027(a)		14	14,058
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	5,759
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		24	23,595
7.25%, 04/15/2025(a)		34	30,785
Moog, Inc. 4.25%, 12/15/2027(a)		55	53,644
Mueller Water Products, Inc. 5.50%, 06/15/2026(a)		44	45,531
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(a)		97	97,446
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)		65	58,730
5.375%, 05/01/2026(a)		50	50,040
SPX FLOW, Inc. 5.875%, 08/15/2026(a)		68	69,861
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		20	20,942
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, 07/15/2023		55	54,849
Terex Corp. 5.625%, 02/01/2025(a)		92	84,444
Tervita Corp. 7.625%, 12/01/2021(a)		35	28,086

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TransDigm, Inc. 5.50%, 11/15/2027	U.S.$	214	$186,739
6.25%, 03/15/2026(a)		151	150,556
6.375%, 06/15/2026		27	24,634
6.50%, 07/15/2024-05/15/2025		74	69,867
8.00%, 12/15/2025(a)		35	36,764
Triumph Group, Inc. 6.25%, 09/15/2024(a)		11	9,350
7.75%, 08/15/2025		57	43,412
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	110,403
Vertical US Newco, Inc. 5.25%, 07/15/2027	U.S.$	200	200,000
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		48	50,604
7.25%, 06/15/2028(a)		33	34,976

			2,566,933

Communications - Media – 6.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 03/01/2030(a)		40	40,952
5.375%, 05/01/2025(a)		12	12,568
5.75%, 02/15/2026(a)		65	67,384
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		32	30,733
CSC Holdings LLC 5.50%, 05/15/2026(a)		253	260,378
5.875%, 09/15/2022		85	89,130
6.625%, 10/15/2025(a)		3	2,725
DISH DBS Corp. 5.875%, 07/15/2022		115	117,098
6.75%, 06/01/2021		242	246,637
7.75%, 07/01/2026		32	33,913
DISH Network Corp. 3.375%, 08/15/2026(i)		27	24,769
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		35	32,337
6.375%, 05/01/2026		5	5,086
8.375%, 05/01/2027		33	30,444
Lamar Media Corp. 3.75%, 02/15/2028(a)		80	75,801
4.875%, 01/15/2029(a)		8	8,086
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		200	204,180
Meredith Corp. 6.875%, 02/01/2026		187	156,287
National CineMedia LLC 5.75%, 08/15/2026		21	14,495
5.875%, 04/15/2028(a)		80	66,936

14 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scripps Escrow, Inc. 5.875%, 07/15/2027(a)	U.S.$	46	$43,587
Sinclair Television Group, Inc. 5.125%, 02/15/2027(a)		9	8,191
5.50%, 03/01/2030(a)		20	18,467
5.625%, 08/01/2024(a)		59	56,742
Sirius XM Radio, Inc. 3.875%, 08/01/2022(a)		33	33,191
4.625%, 05/15/2023-07/15/2024(a)		137	140,049
5.00%, 08/01/2027(a)		94	95,943
5.375%, 07/15/2026(a)		35	36,239
5.50%, 07/01/2029(a)		82	86,328
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	100	107,024
TEGNA, Inc. 5.00%, 09/15/2029(a)	U.S.$	177	165,752
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(a)		94	90,978
6.625%, 06/01/2027(a)		50	47,738
9.50%, 05/01/2025(a)		25	26,753

			2,476,921

Communications - Telecommunications – 3.3%
Altice France SA/France 7.375%, 05/01/2026(a)		185	192,600
CenturyLink, Inc. 5.125%, 12/15/2026(a)		120	119,834
Series G 6.875%, 01/15/2028		65	69,070
Series S 6.45%, 06/15/2021		34	34,768
GTT Communications, Inc. 7.875%, 12/31/2024(a)		6	3,152
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		30	31,294
7.625%, 06/15/2021		19	19,819
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(d)(j)		158	90,826
8.50%, 10/15/2024(a)(d)(j)		47	28,289
9.50%, 09/30/2022(a)		25	27,789
Intrado Corp. 8.50%, 10/15/2025(a)		19	15,135
Level 3 Financing, Inc. 5.125%, 05/01/2023		60	60,005
5.375%, 01/15/2024		53	53,428

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(a)	U.S.$	21	$20,850
Sprint Capital Corp. 8.75%, 03/15/2032		91	130,158
Sprint Communications, Inc. 6.00%, 11/15/2022		38	40,064
Sprint Corp. 7.875%, 09/15/2023		73	82,301
T-Mobile USA, Inc. 4.75%, 02/01/2028		4	4,225
Telecom Italia Capital SA 6.375%, 11/15/2033		56	63,202
7.20%, 07/18/2036		33	38,594
7.721%, 06/04/2038		93	116,912
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		36	34,235
6.125%, 03/01/2028(a)		39	37,910
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(a)		1	838

			1,315,298

Consumer Cyclical - Automotive – 4.4%
Adient US LLC 9.00%, 04/15/2025(a)		69	74,309
Allison Transmission, Inc. 5.00%, 10/01/2024(a)		35	35,147
5.875%, 06/01/2029(a)		30	31,215
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025-03/15/2026		68	66,684
6.875%, 07/01/2028		52	51,477
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		34	35,055
8.50%, 05/15/2027(a)		120	120,759
Cooper-Standard Automotive, Inc. 5.625%, 11/15/2026(a)		21	13,329
Dana Financing Luxembourg SARL 6.50%, 06/01/2026(a)		87	90,140
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		20	18,592
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/2021(b)(d)(e)(h)(j)		39	34,330
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(d)(e)(h)(j)		39	3,851
(First Lien) 11.00%, 10/31/2024(b)(d)(e)(h)(j)		13	– 0	–

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Co. 8.50%, 04/21/2023	U.S.$	128	$135,335
9.00%, 04/22/2025		36	38,918
Ford Motor Credit Co. LLC 3.096%, 05/04/2023		221	209,353
3.219%, 01/09/2022		221	214,923
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)	EUR	200	185,868
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(f)		100	111,835
Meritor, Inc. 6.25%, 02/15/2024	U.S.$	30	30,480
6.25%, 06/01/2025(a)		8	8,108
Navistar International Corp. 6.625%, 11/01/2025(a)		107	101,451
Tenneco, Inc. 5.00%, 07/15/2026		122	83,040
Titan International, Inc. 6.50%, 11/30/2023		38	24,859
Truck Hero, Inc. 8.50%, 04/21/2024(a)		47	46,992

			1,766,050

Consumer Cyclical - Entertainment – 1.3%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		7	2,064
5.875%, 11/15/2026		31	9,898
Cedar Fair LP 5.25%, 07/15/2029(a)		15	13,567
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/2024		70	66,264
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		39	34,905
5.50%, 05/01/2025(a)		92	92,377
Mattel, Inc. 6.75%, 12/31/2025(a)		30	31,116
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		98	59,917
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		33	33,469
Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)		61	54,580
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		23	23,875

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vail Resorts, Inc. 6.25%, 05/15/2025(a)	U.S.$	17	$17,781
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		43	25,653
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		69	51,956

			517,422

Consumer Cyclical - Other – 5.8%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		58	56,884
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 08/01/2025(a)		20	19,910
Beazer Homes USA, Inc. 5.875%, 10/15/2027		19	18,148
6.75%, 03/15/2025		28	28,045
7.25%, 10/15/2029		22	21,343
Boyd Gaming Corp. 4.75%, 12/01/2027(a)		29	24,942
8.625%, 06/01/2025(a)		34	35,545
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		16	13,346
6.25%, 09/15/2027(a)		120	114,686
Caesars Entertainment Corp. 5.00%, 10/01/2024(i)		11	18,379
Colt Merger Sub, Inc. 6.25%, 07/01/2025(a)		78	77,732
Eldorado Resorts, Inc. 6.00%, 04/01/2025		37	38,680
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		146	139,685
Forestar Group, Inc. 5.00%, 03/01/2028(a)		58	56,016
8.00%, 04/15/2024(a)		37	38,286
Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024		95	91,891
4.875%, 01/15/2030		17	16,740
5.125%, 05/01/2026		30	29,866
5.375%, 05/01/2025(a)		10	9,958
5.75%, 05/01/2028(a)		11	11,147
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/2024		28	28,280
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	40,362

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)	U.S.$	61	$38,856
KB Home 4.80%, 11/15/2029		16	15,711
7.00%, 12/15/2021		22	23,265
7.50%, 09/15/2022		10	11,082
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		20	20,425
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		89	89,945
Mattamy Group Corp. 4.625%, 03/01/2030(a)		80	77,132
5.25%, 12/15/2027(a)		19	18,940
Meritage Homes Corp. 7.00%, 04/01/2022		29	31,096
MGM Resorts International 4.625%, 09/01/2026		27	24,868
5.50%, 04/15/2027		66	63,789
5.75%, 06/15/2025		3	2,976
6.00%, 03/15/2023		70	70,607
7.75%, 03/15/2022		16	16,323
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		30	23,952
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		100	94,609
6.125%, 04/01/2025(a)		58	58,834
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		57	60,014
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025 (a)		16	15,756
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		31	32,121
5.875%, 06/15/2027(a)		86	89,309
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	18,067
5.875%, 04/15/2023(a)		8	8,220
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(a)		22	20,902
Wyndham Destinations, Inc. 4.625%, 03/01/2030(a)		67	62,305
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(a)		81	78,696

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)	U.S.$	4	$3,458
5.50%, 03/01/2025(a)		236	216,847
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	76,856

			2,294,832

Consumer Cyclical - Restaurants – 1.0%
1011778 BC ULC/New Red Finance, Inc. 4.375%, 01/15/2028(a)		70	68,607
5.75%, 04/15/2025(a)		66	69,361
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		51	36,516
8.75%, 10/01/2025(a)		14	8,234
IRB Holding Corp. 6.75%, 02/15/2026(a)		120	114,675
7.00%, 06/15/2025(a)		26	26,776
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		57	61,473

			385,642

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028(a)		10	9,702
4.75%, 03/01/2030(a)		6	5,851
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		20	20,848
Dufry One BV 2.50%, 10/15/2024(a)	EUR	103	96,768
FirstCash, Inc. 5.375%, 06/01/2024(a)	U.S.$	7	7,027
Group 1 Automotive, Inc. 5.00%, 06/01/2022		5	4,988
L Brands, Inc. 5.25%, 02/01/2028		20	15,809
5.625%, 02/15/2022-10/15/2023		109	103,596
6.75%, 07/01/2036		48	39,978
6.875%, 07/01/2025(a)		4	4,133
6.875%, 11/01/2035		88	73,375
7.50%, 06/15/2029		17	14,941
Murphy Oil USA, Inc. 5.625%, 05/01/2027		2	2,416
Penske Automotive Group, Inc. 3.75%, 08/15/2020		14	13,990
5.50%, 05/15/2026		52	52,110
5.75%, 10/01/2022		19	19,071
PetSmart, Inc. 7.125%, 03/15/2023(a)		142	139,818

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.125%, 04/01/2023(a)	U.S.$	14	$13,605
7.50%, 07/01/2025(a)		76	76,222
Sonic Automotive, Inc. 6.125%, 03/15/2027		20	19,577
Staples, Inc. 7.50%, 04/15/2026(a)		123	96,876
10.75%, 04/15/2027(a)		61	36,194
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		16	15,654
William Carter Co. (The) 5.50%, 05/15/2025(a)		25	25,757
5.625%, 03/15/2027(a)		44	45,311

			953,617

Consumer Non - Cyclical – 6.8%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)		43	43,327
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023(a)		43	40,969
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		84	83,995
5.75%, 03/15/2025		59	60,262
6.625%, 06/15/2024		55	56,802
Avantor, Inc. 9.00%, 10/01/2025(a)		39	41,900
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		189	201,533
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		46	46,607
6.25%, 02/15/2029(a)		77	77,429
7.25%, 05/30/2029(a)		30	31,497
9.00%, 12/15/2025(a)		103	111,078
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		14	14,577
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 04/15/2025(a)		25	24,325
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		134	126,120
6.625%, 02/15/2025(a)		99	94,407
8.625%, 01/15/2024(a)		25	24,463
DaVita, Inc. 5.00%, 05/01/2025		118	120,644
5.125%, 07/15/2024		85	86,486
Encompass Health Corp. 5.75%, 09/15/2025		30	30,752

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Envision Healthcare Corp. 8.75%, 10/15/2026(a)	U.S.$	41	$20,190
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(a)		65	59,113
HCA, Inc. 5.375%, 09/01/2026		33	35,852
5.625%, 09/01/2028		35	39,033
5.875%, 02/15/2026		54	59,188
Hill-Rom Holdings, Inc. 4.375%, 09/15/2027(a)		18	18,411
Immucor, Inc. 11.125%, 02/15/2022(a)		20	17,847
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(a)		50	47,708
LifePoint Health, Inc. 4.375%, 02/15/2027(a)		18	16,961
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)		10	1,594
MEDNAX, Inc. 5.25%, 12/01/2023(a)		44	43,664
6.25%, 01/15/2027(a)		92	92,011
Newell Brands, Inc. 4.70%, 04/01/2026		45	47,196
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		26	26,670
Post Holdings, Inc. 4.625%, 04/15/2030(a)		58	56,868
5.625%, 01/15/2028(a)		54	55,765
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		37	34,860
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		156	160,920
Spectrum Brands, Inc. 5.75%, 07/15/2025		36	36,940
Tenet Healthcare Corp. 5.125%, 05/01/2025		2	1,932
5.125%, 11/01/2027(a)		104	102,883
6.25%, 02/01/2027(a)		33	32,730
6.75%, 06/15/2023		98	97,245
7.00%, 08/01/2025		4	3,898
7.50%, 04/01/2025(a)		58	61,669
8.125%, 04/01/2022		146	152,975
US Renal Care, Inc. 10.625%, 07/15/2027(a)		57	58,700

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vizient, Inc. 6.25%, 05/15/2027(a)	U.S.$	10	$10,476

			2,710,472

Energy – 8.9%
Antero Resources Corp. 5.00%, 03/01/2025		30	17,806
5.375%, 11/01/2021		42	38,839
5.625%, 06/01/2023		50	32,308
Apache Corp. 4.25%, 01/15/2030		98	84,765
4.375%, 10/15/2028		59	52,231
5.35%, 07/01/2049		38	30,271
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		127	98,428
Callon Petroleum, Co.
6.25%, 04/15/2023		52	19,782
8.25%, 07/15/2025		8	2,916
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020(i)(k)		65	9,776
Cheniere Energy Partners LP 4.50%, 10/01/2029(a)		16	16,155
5.625%, 10/01/2026		68	67,490
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		16	15,949
7.00%, 06/15/2025(a)		50	50,057
Comstock Resources Inc. 7.50%, 05/15/2025 (a)		105	95,130
DCP Midstream Operating LP 4.95%, 04/01/2022		35	35,325
Denbury Resources, Inc. 9.25%, 03/31/2022(a)		52	20,290
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(d)(j)		68	7,670
7.875%, 08/15/2025(d)(j)		62	6,200
EnLink Midstream Partners LP 4.15%, 06/01/2025		39	29,965
4.40%, 04/01/2024		11	9,149
4.85%, 07/15/2026		107	79,336
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(d)(j)		73	7
8.00%, 11/29/2024(a)(d)(j)		16	278
9.388%, 05/01/2024(a)(d)(j)		101	17
EQM Midstream Partners LP 5.50%, 07/15/2028		53	50,474
EQT Corp. 6.125%, 02/01/2025		82	81,703

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024	U.S.$	45	$39,543
6.25%, 05/15/2026		21	18,058
6.50%, 10/01/2025		35	30,062
7.75%, 02/01/2028		12	10,560
Global Partners LP/GLP Finance Corp. 7.00%, 06/15/2023-08/01/2027		66	62,154
Gulfport Energy Corp. 6.00%, 10/15/2024		125	64,796
6.375%, 05/15/2025-01/15/2026		52	25,294
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		95	94,109
HighPoint Operating Corp. 7.00%, 10/15/2022		35	8,625
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		107	89,321
Indigo Natural Resources LLC 6.875%, 02/15/2026(a)		62	57,582
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	25,422
Murphy Oil Corp. 6.375%, 12/01/2042		21	16,299
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		36	22,477
7.50%, 01/15/2028(a)		37	22,851
Nabors Industries, Inc. 5.50%, 01/15/2023		1	421
5.75%, 02/01/2025		30	12,139
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		147	122,388
Noble Holding International Ltd. 7.75%, 01/15/2024		8	165
7.95%, 04/01/2025		20	472
Occidental Petroleum Corp. 2.70%, 08/15/2022-02/15/2023		214	198,698
2.90%, 08/15/2024		25	21,365
3.40%, 04/15/2026		8	6,546
3.50%, 06/15/2025		23	19,465
5.55%, 03/15/2026		272	247,577
6.20%, 03/15/2040		69	57,696
8.50%, 07/15/2027		42	42,121
8.875%, 07/15/2030		42	42,029
Parkland Corp./Canada 6.00%, 04/01/2026(a)		89	91,523

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PDC Energy, Inc. 5.75%, 05/15/2026	U.S.$	113	$102,756
QEP Resources, Inc. 5.25%, 05/01/2023		31	21,099
5.375%, 10/01/2022		34	25,619
Range Resources Corp. 5.00%, 08/15/2022-03/15/2023		50	44,506
SandRidge Energy, Inc. 7.50%, 02/15/2023(b)(d)(e)		29	– 0	–
8.125%, 10/15/2022(b)(d)(e)		47	– 0	–
SM Energy Co. 5.00%, 01/15/2024		2	1,094
5.625%, 06/01/2025		34	18,022
6.125%, 11/15/2022		24	17,505
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		40	39,843
5.50%, 02/15/2026		184	178,715
5.875%, 03/15/2028		16	15,936
6.00%, 04/15/2027		2	2,002
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/2023		42	39,789
6.50%, 07/15/2027		70	70,793
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		33	31,045
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		50	44,143
Transocean, Inc. 6.80%, 03/15/2038		87	23,972
7.50%, 01/15/2026(a)		18	9,811
8.00%, 02/01/2027(a)		89	49,157
Vantage Drilling International 7.50%, 11/01/2019(b)(c)(d)(e)		46	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		92	55,423
Weatherford International Ltd. 11.00%, 12/01/2024(a)		10	6,926
Western Midstream Operating LP 3.10%, 02/01/2025		72	68,482
3.95%, 06/01/2025		33	30,957
4.00%, 07/01/2022		31	30,918
4.05%, 02/01/2030		49	47,133
4.50%, 03/01/2028		91	86,165
4.65%, 07/01/2026		41	39,311
4.75%, 08/15/2028		12	11,505
5.45%, 04/01/2044		26	21,675

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 6.25%, 04/01/2023(d)(j)	U.S.$	9	$1,562

			3,537,939

Other Industrial – 1.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		84	81,558
5.875%, 05/15/2026(a)		39	39,077
Belden, Inc. 3.875%, 03/15/2028(a)	EUR	100	109,541
H&E Equipment Services, Inc. 5.625%, 09/01/2025	U.S.$	20	20,254
IAA, Inc. 5.50%, 06/15/2027(a)		39	40,318
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		83	81,674
Laureate Education, Inc. 8.25%, 05/01/2025(a)		29	30,389
Rexel SA 2.625%, 06/15/2024(a)	EUR	100	111,813
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)	U.S.$	17	17,174

			531,798

Services – 3.3%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		42	38,418
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		34	35,681
9.75%, 07/15/2027(a)		105	110,620
Aptim Corp. 7.75%, 06/15/2025(a)		55	20,900
APX Group, Inc. 7.875%, 12/01/2022		131	130,286
Aramark Services, Inc. 5.00%, 02/01/2028(a)		73	69,337
6.375%, 05/01/2025(a)		66	68,148
Carriage Services, Inc. 6.625%, 06/01/2026(a)		30	31,515
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	102	93,729
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	35	34,474
9.50%, 11/01/2027(a)		59	62,454
Gartner, Inc. 4.50%, 07/01/2028(a)		38	38,385

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Korn Ferry 4.625%, 12/15/2027(a)	U.S.$	50		$48,500
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14		– 0	–
Nielsen Co. Luxembourg SARL (The) 5.00%, 02/01/2025(a)		60		59,229
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 04/15/2022(a)		30		29,892
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		55		56,324
5.75%, 04/15/2026(a)		30		31,103
6.25%, 01/15/2028(a)		102		96,161
Refinitiv US Holdings, Inc. 6.25%, 05/15/2026(a)		23		24,376
8.25%, 11/15/2026(a)		43		46,544
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		12		12,336
Sabre GLBL, Inc. 5.25%, 11/15/2023(a)		44		40,465
9.25%, 04/15/2025(a)		24		25,269
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		109		117,437

				1,321,583

Technology – 1.4%
Ascend Learning LLC 6.875%, 08/01/2025(a)		19		19,258
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		78		78,575
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		7		7,339
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		28		28,177
CommScope, Inc. 5.50%, 06/15/2024(a)		47		47,862
8.25%, 03/01/2027(a)		60		61,630
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/2024(a)		0	**	151
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		40		41,496
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/2024(a)		7		7,263
Microchip Technology, Inc. 4.25%, 09/01/2025(a)		32		32,149

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCR Corp. 5.75%, 09/01/2027(a)	U.S.$	24	$23,969
6.125%, 09/01/2029(a)		56	55,905
8.125%, 04/15/2025(a)		30	31,810
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		5	4,885
8.25%, 02/01/2028(a)		5	4,989
Rackspace Hosting, Inc. 8.625%, 11/15/2024(a)		47	47,085
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	14,902
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		47	48,148
Xerox Corp. 4.125%, 03/15/2023		18	18,002

			573,595

Transportation - Services – 1.5%
Algeco Global Finance PLC 6.50%, 02/15/2023(a)	EUR	100	107,975
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)	U.S.$	45	34,381
10.50%, 05/15/2025(a)		13	14,524
Europcar Mobility Group 4.00%, 04/30/2026	EUR	100	84,661
Herc Holdings, Inc. 5.50%, 07/15/2027(a)	U.S.$	31	31,152
Hertz Corp. (The) 5.50%, 10/15/2024(a)(d)(j)		29	9,024
6.00%, 01/15/2028(a)(d)(j)		89	27,788
6.25%, 10/15/2022(d)(j)		20	6,226
7.125%, 08/01/2026(a)(d)(j)		3	936
United Rentals North America, Inc. 5.50%, 07/15/2025		2	2,051
5.875%, 09/15/2026		50	52,389
6.50%, 12/15/2026		125	131,275
XPO Logistics, Inc. 6.125%, 09/01/2023(a)		74	75,170
6.75%, 08/15/2024(a)		28	29,331

			606,883

			24,045,906

Financial Institutions – 5.9%
Banking – 0.4%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		84	75,500

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Financial Services Series D 6.125%, 06/23/2025(l)	U.S.$	93	$95,761
Societe Generale SA 8.00%, 09/29/2025(a)(l)		3	3,341

			174,602

Brokerage – 0.5%
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(c)(d)		423	4,742
LPL Holdings, Inc. 5.75%, 09/15/2025(a)		73	73,926
NFP Corp. 6.875%, 07/15/2025(a)		63	62,131
7.00%, 05/15/2025(a)		18	18,900
8.00%, 07/15/2025(a)		31	30,668

			190,367

Finance – 1.9%
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	28,017
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026(a)		3	3,060
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		109	87,188
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		96	86,680
goeasy Ltd. 5.375%, 12/01/2024(a)		67	66,651
Navient Corp. 5.00%, 10/26/2020		45	44,846
5.50%, 01/25/2023		79	75,868
5.875%, 03/25/2021		1	573
6.50%, 06/15/2022		54	53,042
6.75%, 06/15/2026		30	28,446
7.25%, 01/25/2022-09/25/2023		72	70,519
SLM Corp. 5.125%, 04/05/2022		21	20,275
Springleaf Finance Corp. 6.875%, 03/15/2025		48	49,317
8.875%, 06/01/2025		100	106,870
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		50	41,980

			763,332

Insurance – 1.4%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		79	75,467
8.125%, 02/15/2024(a)		44	45,731
10.125%, 08/01/2026(a)		40	43,029

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)	U.S.$	70		$69,501
Genworth Holdings, Inc. 7.20%, 02/15/2021		30		28,435
7.625%, 09/24/2021		17		15,872
HUB International Ltd. 7.00%, 05/01/2026(a)		40		39,887
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(f)		243		213,598
USI, Inc./NY 6.875%, 05/01/2025(a)		7		7,056

				538,576

Other Finance – 0.2%
Intrum AB 3.50%, 07/15/2026(a)	EUR	100		98,306

REITS – 1.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)	U.S.$	231		195,162
Diversified Healthcare Trust 4.75%, 02/15/2028		39		32,331
6.75%, 12/15/2021		9		8,821
9.75%, 06/15/2025		49		52,662
GEO Group, Inc. (The) 6.00%, 04/15/2026		8		6,181
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		89		92,137
5.75%, 02/01/2027		59		61,035
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, 06/01/2023(a)		27		25,646
9.375%, 04/01/2027(a)		135		125,983

				599,958

				2,365,141

Utility – 0.8%
Electric – 0.8%
Calpine Corp. 5.50%, 02/01/2024		50		50,479
Talen Energy Supply LLC 4.60%, 12/15/2021		0	**	195
6.50%, 06/01/2025		101		67,402
7.25%, 05/15/2027(a)		44		44,155

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Texas Competitive/TCEH 11.50%, 10/01/2020(b)(d)(e)	U.S.$	59	$	– 0	–
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		157		161,096

				323,327

Total Corporates – Non-Investment Grade (cost $28,074,098)				26,734,374

CORPORATES – INVESTMENT GRADE – 12.8%
Industrial – 8.3%
Basic – 0.2%
ArcelorMittal SA 7.25%, 10/15/2039		45		53,103
Arconic Corp. 6.00%, 05/15/2025(a)		20		20,679
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		5		5,185

				78,967

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 01/21/2021(l)		40		31,562
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4		4,268
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		7		7,136

				42,966

Communications - Telecommunications – 0.4%
Qwest Corp. 6.75%, 12/01/2021		78		82,659
7.25%, 09/15/2025		55		62,410

				145,069

Consumer Cyclical - Automotive – 0.8%
General Motors Co. 4.875%, 10/02/2023		33		35,043
General Motors Financial Co., Inc. 3.25%, 01/05/2023		15		15,305
3.70%, 05/09/2023		19		19,540
4.25%, 05/15/2023		19		19,821
4.30%, 07/13/2025		16		16,741
5.10%, 01/17/2024		22		23,567
5.25%, 03/01/2026		7		7,629
5.65%, 01/17/2029		52		58,551

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)	U.S.$	36	$36,773
Lear Corp. 3.80%, 09/15/2027		56	56,708
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022(a)		6	5,885
2.80%, 01/13/2022(a)		4	3,943
3.45%, 03/15/2023(a)		4	3,980

			303,486

Consumer Cyclical - Entertainment – 0.9%
Carnival Corp. 11.50%, 04/01/2023(a)		147	159,484
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		53	54,458
11.50%, 06/01/2025(a)		93	97,185
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		34	32,132

			343,259

Consumer Cyclical - Other – 1.7%
Lennar Corp. 4.50%, 04/30/2024		42	43,784
4.75%, 11/29/2027		72	78,096
6.25%, 12/15/2021(a)		1	753
8.375%, 01/15/2021		20	20,619
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		16	17,387
MDC Holdings, Inc. 6.00%, 01/15/2043		87	91,426
PulteGroup, Inc. 5.50%, 03/01/2026		4	4,365
6.00%, 02/15/2035		57	66,051
7.875%, 06/15/2032		17	22,371
Standard Industries, Inc./NJ 4.75%, 01/15/2028(a)		104	105,439
5.375%, 11/15/2024(a)		68	69,869
6.00%, 10/15/2025(a)		39	39,669
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	100,238
5.875%, 02/15/2022		35	36,709

			696,776

Consumer Non-Cyclical – 0.1%
Sysco Corp. 5.65%, 04/01/2025		13	15,213
5.95%, 04/01/2030		8	10,053

			25,266

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.1%
Cenovus Energy, Inc. 5.40%, 06/15/2047	U.S.$	61	$52,479
6.75%, 11/15/2039		1	1,430
Energy Transfer Operating LP 4.50%, 04/15/2024		56	60,696
Hess Corp. 7.30%, 08/15/2031		36	41,963
Marathon Oil Corp. 6.80%, 03/15/2032		34	36,248
Marathon Petroleum Corp. 4.50%, 05/01/2023		35	37,725
4.70%, 05/01/2025		35	39,182
MPLX LP 4.875%, 06/01/2025		59	65,871
ONEOK, Inc. 2.20%, 09/15/2025		77	75,521
5.85%, 01/15/2026		35	40,005
Parsley Energy LLC/Parsley Finance Corp. 5.625%, 10/15/2027(a)		59	58,128
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		83	88,559
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		38	38,899
4.50%, 12/15/2026		27	28,616
4.65%, 10/15/2025		44	47,005
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		7	7,372
WPX Energy, Inc. 4.50%, 01/15/2030		150	131,985

			851,684

Services – 0.2%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		11	11,686
7.00%, 05/01/2025(a)		64	67,029

			78,715

Technology – 0.5%
Broadcom, Inc. 4.15%, 11/15/2030(a)		68	73,951
Dell International LLC/EMC Corp. 5.85%, 07/15/2025(a)		33	37,890
Nokia Oyj 3.375%, 06/12/2022		16	16,336
6.625%, 05/15/2039		64	74,009

			202,186

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 1.0%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)	U.S.$	85	$87,739
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		248	248,253
Southwest Airlines Co. 4.75%, 05/04/2023		41	42,117
5.25%, 05/04/2025		42	44,229

			422,338

Transportation - Services – 0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		42	40,230
3.50%, 11/01/2027(a)		16	13,183
3.875%, 05/01/2023(a)		25	23,725
4.125%, 08/01/2025(a)		16	14,390
4.375%, 01/30/2024(a)		25	23,211
4.875%, 10/01/2025(a)		6	5,503

			120,242

			3,310,954

Financial Institutions – 4.5%
Banking – 2.0%
Ally Financial, Inc. 5.80%, 05/01/2025		48	53,573
Barclays Bank PLC 6.86%, 06/15/2032(a)(l)		15	17,775
BNP Paribas SA 7.625%, 03/30/2021(a)(l)		58	59,205
CIT Group, Inc. 3.929%, 06/19/2024		37	35,894
4.75%, 02/16/2024		45	45,605
5.25%, 03/07/2025		32	33,197
Citigroup, Inc. Series T 6.25%, 08/15/2026(l)		38	40,335
Series U 5.00%, 09/12/2024(l)		70	65,712
Series V 4.70%, 01/30/2025(l)		41	36,612
Credit Agricole SA 6.50%, 06/23/2021(a)(l)	EUR	100	114,456
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(l)	U.S.$	44	40,663
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(l)		80	76,674

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series HH 4.60%, 02/01/2025(l)	U.S.$	49	$43,684
Lloyds Banking Group PLC 6.00%, 06/07/2032(l)	GBP	8	9,407
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(l)	U.S.$	117	120,743

			793,535

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)		58	61,551

Finance – 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.65%, 07/21/2027		161	143,863
3.875%, 01/23/2028		162	146,611
Air Lease Corp. 2.25%, 01/15/2023		43	42,447
3.00%, 02/01/2030		4	3,707
3.625%, 04/01/2027		14	13,697
3.875%, 07/03/2023		2	2,031
4.25%, 02/01/2024		10	10,226
Series G 3.75%, 06/01/2026		2	2,018

			364,600

Insurance – 1.0%
ACE Capital Trust II 9.70%, 04/01/2030		20	29,249
Allstate Corp. (The) 6.50%, 05/15/2057		10	12,732
Centene Corp. 4.25%, 12/15/2027		109	112,434
4.75%, 01/15/2025		24	24,544
5.375%, 08/15/2026(a)		82	85,318
Liberty Mutual Group, Inc. 7.80%, 03/15/2037 (a)		61	73,180
Prudential Financial, Inc. 5.20%, 03/15/2044		20	20,471
5.625%, 06/15/2043		50	53,100

			411,028

REITS – 0.5%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		45	45,316
5.00%, 10/15/2027		73	75,116
5.25%, 08/01/2026		40	41,224

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 05/01/2024	U.S.$	26	$26,573

			188,229

			1,818,943

Total Corporates – Investment Grade (cost $4,761,089)			5,129,897

BANK LOANS – 5.3%
Industrial – 4.8%
Basic – 0.1%
Illuminate Buyer, LLC 06/16/2027(m)		20	19,670
Nouryon Finance B.V. (fka AkzoNobel) 3.188% (LIBOR 1 Month + 3.00%), 10/01/2025(n)		10	9,004

			28,674

Capital Goods – 0.6%
Apex Tool Group, LLC 6.50% (LIBOR 1 Month + 5.25%), 08/01/2024(n)		58	51,725
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.75% (LIBOR 1 Month + 3.00%), 08/01/2025(n)		29	27,761
BWay Holding Company 4.561% (LIBOR 3 Month + 3.25%), 04/03/2024(n)		84	75,420
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(e)(n)		56	48,354
Honeywell Technologies SARL (fka Garrett Motion Inc.) 3.54% (LIBOR 3 Month + 3.25%), 09/27/2025(e)(n)		28	26,151

			229,411

Communications - Media – 0.2%
Clear Channel Outdoor Holdings, Inc. 4.26% (LIBOR 3 Month + 3.50%), 08/21/2026(n)		12	10,767
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.178% (LIBOR 1 Month + 3.00%), 05/01/2026(n)		20	18,291
Nielsen Finance LLC 4.75% (LIBOR 1 Month + 3.75%), 06/04/2025(e)(n)		20	19,775

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Univision Communications Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(n)	U.S.$	53		$48,693

				97,526

Communications - Telecommunications – 0.1%
West Corporation 5.00% (LIBOR 3 Month + 4.00%), 10/10/2024(n)		29		24,736

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 3.70% (LIBOR 1 Month + 3.50%), 11/06/2024(n)		10		8,992
Panther BF Aggregator 2 L P 3.678% (LIBOR 1 Month + 3.50%), 04/30/2026(e)(n)		50		47,144

				56,136

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.75% (LIBOR 1 Month + 3.00%), 04/01/2024(n)		24		21,456

Consumer Cyclical - Other – 0.7%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 2.928% (LIBOR 1 Month + 2.75%), 12/23/2024(n)		38		33,561
Flutter Entertainment plc 3.808% (LIBOR 3 Month + 3.50%), 07/10/2025(n)		5		4,992
Golden Nugget Online Gaming, Inc. 13.00% (LIBOR 3 Month + 12.00%), 10/04/2023(e)(n)		10		10,500
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(n)		134		133,241
Ply Gem Midco, Inc. 3.941% (LIBOR 1 Month + 3.75%), 04/12/2025(n)		20		18,736
Scientific Games International, Inc. 2.928% (LIBOR 3 Month + 2.75%), 08/14/2024(n)		16		13,659
3.058% (LIBOR 3 Month + 2.75%), 08/14/2024(n)		0	**	178
3.612% (LIBOR 3 Month + 2.75%), 08/14/2024(n)		63		55,832

				270,699

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.75% (LIBOR 3 Month + 2.75%), 02/05/2025(n)	U.S.$	6	$5,627
Whatabrands LLC 2.925% (LIBOR 1 Month + 2.75%), 07/31/2026(n)		15	14,592

			20,219

Consumer Cyclical - Retailers – 0.2%
Bass Pro Group, LLC 6.072% (LIBOR 3 Month + 5.00%), 09/25/2024(n)		17	16,295
PetSmart, Inc. 5.00% (LIBOR 3 Month + 4.00%), 03/11/2022(n)		44	43,283
Serta Simmons Bedding, LLC 9.02% (LIBOR 3 Month + 8.00%), 11/08/2024(n)		28	3,719
Specialty Building Products Holdings, LLC 5.928% (LIBOR 1 Month + 5.75%), 10/01/2025(e)(n)		42	39,923

			103,220

Consumer Non-Cyclical – 0.9%
Aldevron, L.L.C. 4.428% (LIBOR 1 Month + 4.25%), 10/12/2026(e)(n)		67	65,887
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.928% (LIBOR 1 Month + 7.75%), 09/26/2025(n)		54	48,240
BI-LO, LLC 9.00% (LIBOR 2 Month + 8.00%), 05/31/2024(n)		77	75,982
Chobani, LLC (Chobani Idaho, LLC) 4.50% (LIBOR 1 Month + 3.50%), 10/10/2023(n)		39	37,885
Envision Healthcare Corporation 3.928% (LIBOR 1 Month + 3.75%), 10/10/2025(n)		28	18,363
Froneri International Limited 5.928% (LIBOR 1 Month + 5.75%), 01/31/2028(e)(n)		10	9,475
Global Medical Response, Inc. 4.250% (LIBOR 3 Month + 3.25%), 04/28/2022(n)		21	20,171

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(n)	U.S.$	16	$15,155
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.928% (LIBOR 1 Month + 3.75%), 11/16/2025(n)		32	29,527
U.S. Renal Care, Inc. 5.178% (LIBOR 1 Month + 5.00%), 06/26/2026(n)		60	57,160

			377,845

Energy – 0.3%
California Resources Corporation 11.375% (LIBOR 3 Month + 10.38%), 12/31/2021(n)		55	2,490
Chesapeake Energy Corporation 9.00% (LIBOR 1 Month + 8.00%), 06/24/2024(n)		79	45,312
CITGO Petroleum Corporation 6.00% (LIBOR 2 Month + 5.00%), 03/28/2024(e)(n)		35	33,570
Triton Solar US Acquisition Co. 7.072% (LIBOR 3 Month + 6.00%), 10/29/2024(n)		71	60,019

			141,391

Other Industrial – 0.1%
American Tire Distributors, Inc. 8.50% (LIBOR 3 Month + 7.50%), 09/02/2024(n)		15	9,874
Core & Main LP 3.75% (LIBOR 3 Month + 2.75%), 08/01/2024(n)		5	4,633
Dealer Tire, LLC 4.428% (LIBOR 1 Month + 4.25%), 12/12/2025(n)		20	18,971
Rockwood Service Corporation 4.558% (LIBOR 3 Month + 4.25%), 01/23/2027(e)(n)		3	3,272

			36,750

Services – 0.4%
Amentum Government Services Holdings LLC 4.178% (LIBOR 1 Month + 4.00%), 01/29/2027(n)		20	19,592
Garda World Security Corporation 4.93% (LIBOR 1 Month + 4.75%), 10/30/2026(n)		10	9,422

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Parexel International Corporation 2.928% (LIBOR 1 Month + 2.75%), 09/27/2024(n)	U.S.$	9	$8,573
Pi Lux Finco SARL 8.322% (LIBOR 6 Month + 7.25%), 01/01/2026(e)(n)		100	71,000
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 3.428% (LIBOR 1 Month + 3.25%), 10/01/2025(n)		15	14,416
Verscend Holding Corp. 4.678% (LIBOR 1 Month + 4.50%), 08/27/2025(n)		26	25,437

			148,440

Technology – 0.9%
athenahealth, Inc. 4.818% (LIBOR 3 Month + 4.50%), 02/11/2026(n)		72	69,153
Avaya Inc. 4.435% (LIBOR 1 Month + 4.25%), 12/15/2024(n)		36	33,447
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.428% (LIBOR 1 Month + 4.25%), 10/02/2025(n)		59	55,845
MTS Systems Corporation 4.00% (LIBOR 1 Month + 3.25%), 07/05/2023(e)(n)		10	9,564
Pitney Bowes Inc. 5.68% (LIBOR 1 Month + 5.50%), 01/07/2025(n)		40	32,864
Presidio Holdings Inc. 4.27% (LIBOR 3 Month + 3.50%), 01/22/2027(n)		15	14,665
Solera, LLC (Solera Finance, Inc.) 2.928% (LIBOR 1 Month + 2.75%), 03/03/2023(n)		58	56,198
Veritas US Inc. 5.50% (LIBOR 3 Month + 4.50%), 01/27/2023(n)		85	77,965

			349,701

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 5.51% (LIBOR 3 Month + 4.75%), 04/29/2023(n)		10	9,794

			1,915,998

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.4%
Finance – 0.1%
Ellie Mae, Inc. 4.058% (LIBOR 3 Month + 3.75%), 04/17/2026(n)	U.S.$	36		$34,462
Jefferies Finance LLC 3.188% (LIBOR 1 Month + 3.00%), 06/03/2026(n)		8		7,467

				41,929

Insurance – 0.3%
Hub International Limited 5.00% (LIBOR 3 Month + 4.00%), 04/25/2025(n)		68		66,619
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.178% (LIBOR 1 Month + 4.00%), 09/03/2026(n)		50		48,136

				114,755

				156,684

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(n)		9		8,310
4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(n)		47		45,643
6.000% (PRIME 3 Month + 2.75%), 11/09/2026(n)		0	**	8

				53,961

Total Bank Loans (cost $2,369,811)				2,126,643

GOVERNMENTS – TREASURIES – 1.2%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 03/05/2026	MXN	1,202		53,734
Series M 20 10.00%, 12/05/2024		480		25,139

				78,873

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 08/18/2021	RUB	3,986		57,839

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.8%
U.S. Treasury Notes 2.75%, 05/31/2023	U.S.$	300	$322,406

Total Governments – Treasuries (cost $461,529)			459,118

EMERGING MARKETS – CORPORATE BONDS – 1.1%
Industrial – 1.0%
Basic – 0.4%
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		93	99,582
First Quantum Minerals Ltd. 7.25%, 04/01/2023(a)		58	55,656

			155,238

Communications - Telecommunications – 0.5%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		200	204,076

Consumer Cyclical - Retailers – 0.0%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/2022(b)(f)(h)		1	2
3.00%, 12/31/2022(f)(h)		16	42
K2016470260 (South Africa) Ltd. 25.00%, 12/31/2022(f)(h)		7	6

			50

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(e)(f)(h)		2	63
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(d)(h)		96	962

			1,025

Energy – 0.1%
Petrobras Global Finance BV 5.093%, 01/15/2030(a)		19	18,840
5.999%, 01/27/2028		27	28,085

			46,925

			407,314

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		28	27,505

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(g)	U.S.$	7	$7,365

Total Emerging Markets – Corporate Bonds (cost $553,086)			442,184

ASSET-BACKED SECURITIES – 0.6%
Other ABS - Fixed Rate – 0.4%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/2047(h)		57	58,541
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(a)		16	16,492
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 03/15/2048(a)		69	71,748

			146,781

Home Equity Loans - Fixed Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		48	48,630
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 03/25/2036		69	29,331

			77,961

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.616%, 05/25/2037(g)		12	12,178

Total Asset-Backed Securities (cost $237,471)			236,920

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.335% (LIBOR 1 Month + 7.15%), 07/25/2023(g)		11	9,419

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.435% (LIBOR 1 Month + 4.25%), 11/25/2023 (g)	U.S.$	38	$30,267
Series 2014-DN1, Class M3 4.685% (LIBOR 1 Month + 4.50%), 02/25/2024(g)		36	31,378
Series 2014-HQ2, Class M3 3.935% (LIBOR 1 Month + 3.75%), 09/25/2024(g)		54	55,029
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.585% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		23	20,495
Series 2015-C03, Class 2M2 5.185% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		1	1,169

			147,757

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		5	3,585
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		6	3,852

			7,437

Total Collateralized Mortgage Obligations (cost $173,648)			155,194

		Shares
COMMON STOCKS – 0.3%
Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(b)(d)(e)		828	38,916

Energy – 0.1%
Energy Equipment & Services – 0.1%
Tervita Corp.(d)		12,129	34,039

Oil, Gas & Consumable Fuels – 0.0%
CHC Group LLC(d)(k)		1,219	610
Edcon Ltd.(b)(e)		8,218	– 0	–
K201640219 (South Africa) Ltd. A Shares(b)(d)(e)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(b)(d)(e)		30,276	– 0	–

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Paragon Offshore Ltd. – Class A(d)(e)		267	$27
Paragon Offshore Ltd. – Class B(d)(e)		401	1,203
Vantage Drilling International(d)		235	1,527

			3,367

			37,406

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(d)		1,370	16,933
Monitronics International, Inc.(b)(d)(e)		578	1,932

			18,865

Communication Services – 0.0%
Media – 0.0%
DISH Network Corp. – Class A(d)		100	3,451
iHeartMedia, Inc. – Class A(d)		1,033	8,626

			12,077

Consumer Discretionary – 0.0%
Auto Components – 0.0%
ATD New Holdings, Inc.(d)(e)		1,009	10,342
Exide Corp.(b)(e)		20,356	– 0	–
Exide Technologies(b)(d)(e)		511	– 0	–

			10,342

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.		6	169

Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(d)(e)		21,027	– 0	–
Constellium SE(d)		1,317	10,115
Neenah Enterprises, Inc.(b)(d)(e)		4,481	– 0	–

			10,115

			10,284

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp.		508	6,243

Total Common Stocks (cost $438,368)			134,133

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.2%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	349	66,613

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

South Africa – 0.0%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023	ZAR	283	$17,370

Total Emerging Markets – Treasuries (cost $119,085)			83,983

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.635%, 07/10/2047(a)	U.S.$	15	11,887
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.155%, 01/10/2047(a)		29	23,370
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.053%, 01/15/2047(a)		29	22,903

Total Commercial Mortgage-Backed Securities (cost $71,250)			58,160

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	1,872

Trading Companies & Distributors – 0.1%
WESCO International, Inc. Series A 10.625%		1,425	37,791

			39,663

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		423	9,162

Total Preferred Stocks (cost $56,374)			48,825

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	25		$45,470
7.95%, 03/01/2036		0	**	6

Total Local Governments – US Municipal Bonds (cost $24,803)				45,476

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(o) (cost $27,153)		805		19,747

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
United States – 0.1%
Citgo Holding, Inc. 9.25%, 08/01/2024(a) (cost $18,000)	U.S.$	18		17,937

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(d)		1,210		1,452
Battalion Oil Corp., expiring 10/08/2022(d)(e)		7		– 0	–
Halcon Resources Corp., expiring 10/08/2022(d)(e)		2		– 0	–
iHeart Media, Inc., expiring 05/01/2039(d)		12		92
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(d)		1,975		6
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(d)		830		4
Willscot Corp., expiring 11/29/2022(b)(d)(e)		787		1,600

Total Warrants (cost $13,325)				3,154

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(d)(e) (cost $0)		3,442		2,840

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.13%(o)(p)(q) (cost $1,688,908)	1,688,908	$1,688,908

Total Investments – 93.6% (cost $39,087,998)		37,387,493
Other assets less liabilities – 6.4%		2,578,912

Net Assets – 100.0%		$39,966,405

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	1	September 2020	$71,880	$4,194
U.S. T-Note 5 Yr (CBT) Futures	21	September 2020	2,640,586	5,742
U.S. T-Note 10 Yr (CBT) Futures	13	September 2020	1,809,234	4,320

Sold Contracts
Euro-OAT Futures	1	September 2020	188,354	(2,798)

				$11,458

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	CAD	53	USD	38	08/06/2020	$(850)
Brown Brothers Harriman & Co.	EUR	1,609	USD	1,822	08/06/2020	12,932
Brown Brothers Harriman & Co.	USD	349	EUR	310	08/06/2020	(772)
Brown Brothers Harriman & Co.	MXN	1,467	USD	65	08/07/2020	1,863
Morgan Stanley Capital Services LLC	BRL	380	USD	72	07/02/2020	1,917
Morgan Stanley Capital Services LLC	BRL	380	USD	69	07/02/2020	(484)
Morgan Stanley Capital Services LLC	USD	69	BRL	380	07/02/2020	484
Morgan Stanley Capital Services LLC	USD	70	BRL	380	07/02/2020	(27)
Morgan Stanley Capital Services LLC	RUB	4,120	USD	55	07/14/2020	(2,629)
Morgan Stanley Capital Services LLC	BRL	380	USD	70	08/04/2020	73

						$12,507

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 25, 5 Year Index, 06/20/2021*	(5.00)%	Quarterly	4.29%	EUR	13	$(122)	$(321)	$199

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	5.21	USD	2,313	(15,586)	144,024	(159,610)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	5.22	USD	570	(4,437)	(979)	(3,458)
Ford Motor Company, 4.346%, 12/08/2026, 0620/2023*	5.00	Quarterly	4.64	USD	103	1,132	(17,208)	18,340
Ford Motor Company, 4.346%, 12/08/2026, 0620/2023*	5.00	Quarterly	4.64	USD	57	626	(10,754)	11,380
iTraxx Europe Crossover Series 25, 5 Year Index, 06/20/2021*	5.00	Quarterly	4.29	EUR	13	122	531	(409)
iTraxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.81	EUR	330	19,604	(4,317)	23,921

						$1,339	$110,976	$(109,637)

*	Termination date

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,770	03/06/2023	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$132,900	$—	$132,900
USD	2,835	09/02/2025	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	(299,841)	(8,311)	(291,530)
USD	961	01/15/2026	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	(91,778)	5,398	(97,176)
USD	651	02/16/2026	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	(49,467)	7,434	(56,901)
USD	150	03/31/2026	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	(11,978)	—	(11,978)
USD	100	05/03/2026	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	(8,253)	—	(8,253)
USD	800	06/01/2026	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	(63,446)	32,362	(95,808)
USD	4,650	04/28/2027	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	603,046	16,658	586,388
USD	350	05/03/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(44,576)	112	(44,688)
USD	940	03/06/2028	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	(178,451)	—	(178,451)

						$(11,844)	$53,653	$(65,497)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	25.00%	USD	180	$90,678	$22,054	$68,624
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	21.20	USD	192	59,981	19,816	40,165

Sale Contracts
BNP Paribas SA
Altice France SA, 6/20/2024*	5.00	Quarterly	2.18	EUR	70	8,683	5,006	3,677
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	29	(14,609)	(3,503)	(11,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	69	(34,760)	(7,734)	(27,026)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	2.08	EUR	100	6,533	5,175	1,358

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	21.20%	USD	252	$(78,767)	$(16,999)	$(61,768)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	75	(23,443)	(4,928)	(18,515)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	10.43	USD	10	(1,437)	447	(1,884)
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	10.43	USD	20	(2,874)	1,399	(4,273)
CDX-CMBX.NA.BB Series 6, 5/11/2063*	5.00	Monthly	25.00	USD	163	(82,066)	(28,704)	(53,362)

						$(72,081)	$(7,971)	$(64,110)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
iBoxx USD Contingent Convertible Liquid Developed Market AT1	3 Month LIBOR	Quarterly	USD	772	12/20/2020	$185,808
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD	1,667	09/20/2020	(38,169)

Pay Total Return on Reference Obligation
Barclays Bank PLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Quarterly	USD	1,804	12/20/2020	(84,044)

						$63,595

**	Principal amount less than 500.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $19,075,323 or 47.7% of net assets.

(b)	Fair valued by the Adviser.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at June 30, 2020.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2020.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of June 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/2047	09/14/2017	$56,695	$58,541		0.15%
Exide International Holdings LP(Superpriority Lien) 10.75%, 10/31/2021	06/18/2019	36,105	34,330		0.09%
Exide Technologies(Exchange Priority) 11.00%, 10/31/2024	05/23/2017	36,578	3,851		0.01%
Exide Technologies(First Lien) 11.00%, 10/31/2024	05/23/2017	10,624	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	03/13/2015	16,285	44		0.00%
K2016470260 (South Africa) Ltd. 25.00%, 12/31/2022	12/22/2016	7,246	6		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767	– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	28,036	27,505		0.07%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	4,501	63		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161	962		0.00%

(i)	Convertible security.

(j)	Defaulted.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260	$610	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	3/10/17	63,050	9,776	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at June 30, 2020.

(o)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Affiliated investments.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 53

STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $37,399,090)	$35,698,585
Affiliated issuers (cost $1,688,908)	1,688,908
Cash	31,497
Cash collateral due from broker	622,357
Foreign currencies, at value (cost $30,747)	30,215
Receivable for capital stock sold	2,886,986
Unaffiliated interest receivable	532,772
Unrealized appreciation on total return swaps	185,808
Market value of credit default swaps (net premiums paid $52,051)	165,875
Receivable for investment securities sold	27,306
Receivable for variation margin on centrally cleared swaps	19,313
Unrealized appreciation on forward currency exchange contracts	17,269
Receivable for newly entered total return swaps	3,161
Affiliated dividends receivable	368
Receivable for terminated total return swaps	41

Total assets	41,910,461

Liabilities
Payable for investment securities purchased	948,810
Cash collateral received from broker	300,000
Market value of credit default swaps (net premiums received $60,022)	237,956
Unrealized depreciation on total return swaps	122,213
Dividends payable	90,408
Advisory fee payable	31,026
Payable for capital stock redeemed	18,226
Unrealized depreciation on forward currency exchange contracts	4,762
Directors’ fee payable	3,884
Payable for variation margin on futures	1,866
Payable for variation margin on centrally cleared swaps	1,396
Transfer Agent fee payable	1,284
Accrued expenses and other liabilities	182,225

Total liabilities	1,944,056

Net Assets	$39,966,405

Composition of Net Assets
Capital stock, at par	$4,452
Additional paid-in capital	52,278,764
Accumulated loss	(12,316,811)

$39,966,405

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$39,966,405	4,451,989	$8.98

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,148)	$1,140,578
Dividends
Affiliated issuers	3,403
Unaffiliated issuers	1,488	$1,145,469

Expenses
Advisory fee (see Note B)	97,168
Transfer agency-Advisor Class	19,079
Custody and accounting	66,773
Audit and tax	66,396
Administrative	32,170
Printing	22,728
Legal	17,295
Registration fees	14,560
Directors’ fees	11,300
Miscellaneous	24,438

Total expenses	371,907
Less: expenses waived and reimbursed by the Adviser (see Note B)	(256,663)

Net expenses		115,244

Net investment income		1,030,225

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(461,551)
Forward currency exchange contracts		(7,389)
Futures		172,675
Swaps		(68,077)
Foreign currency transactions		12,488
Net change in unrealized appreciation/depreciation on:
Investments		(2,344,239)
Forward currency exchange contracts		58,879
Futures		25,904
Swaps		(235,349)
Foreign currency denominated assets and liabilities		(1,308)

Net loss on investment and foreign currency transactions		(2,847,967)

Net Decrease in Net Assets from Operations		$(1,817,742)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,030,225	$1,991,008
Net realized loss on investment and foreign currency transactions	(351,854)	(233,902)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(2,496,113)	3,115,409

Net increase (decrease) in net assets from operations	(1,817,742)	4,872,515
Distributions to Shareholders
Advisor Class	(1,115,585)	(2,205,237)
Capital Stock Transactions
Net increase	2,681,868	7,041,926

Total increase (decrease)	(251,459)	9,709,204
Net Assets
Beginning of period	40,217,864	30,508,660

End of period	$39,966,405	$40,217,864

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of June 30, 2020. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are val-

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NOTES TO FINANCIAL STATEMENTS (continued)

ued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign

58 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

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NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2020:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$26,690,234		$44,140	#	$26,734,374
Corporates – Investment Grade		– 0	–	5,129,897		– 0	–	5,129,897
Bank Loans		– 0	–	1,742,028		384,615		2,126,643
Governments – Treasuries		– 0	–	459,118		– 0	–	459,118
Emerging Markets – Corporate Bonds		– 0	–	442,121		63		442,184
Asset-Backed Securities		– 0	–	236,920		– 0	–	236,920
Collateralized Mortgage Obligations		– 0	–	155,194		– 0	–	155,194
Common Stocks		81,260		1,527		51,346	#	134,133
Emerging Markets – Treasuries		– 0	–	83,983		– 0	–	83,983
Commercial Mortgage-Backed Securities		– 0	–	58,160		– 0	–	58,160
Preferred Stocks		48,825		– 0	–	– 0	–	48,825
Local Governments – US Municipal Bonds		– 0	–	45,476		– 0	–	45,476
Investment Companies		19,747		– 0	–	– 0	–	19,747
Quasi-Sovereigns		– 0	–	17,937		– 0	–	17,937
Warrants		1,554		– 0	–	1,600	#	3,154
Rights		– 0	–	– 0	–	2,840		2,840
Short-Term Investments:
Investment Companies		1,688,908		– 0	–	– 0	–	1,688,908

Total Investments in Securities		1,840,294		35,062,595		484,604		37,387,493
Other Financial Instruments*:
Assets
Futures		14,256		– 0	–	– 0	–	14,256	†
Forward Currency Exchange Contracts		– 0	–	17,269		– 0	–	17,269
Centrally Cleared Credit Default Swaps		– 0	–	21,484		– 0	–	21,484	†
Centrally Cleared Interest Rate Swaps		– 0	–	735,946		– 0	–	735,946	†
Credit Default Swaps		– 0	–	165,875		– 0	–	165,875
Total Return Swaps		– 0	–	185,808		– 0	–	185,808
Liabilities
Futures		(2,798)		– 0	–	– 0	–	(2,798	)†
Forward Currency Exchange Contracts		– 0	–	(4,762)		– 0	–	(4,762)
Centrally Cleared Credit Default Swaps		– 0	–	(20,145)		– 0	–	(20,145	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(747,790)		– 0	–	(747,790	)†
Credit Default Swaps		– 0	–	(237,956)		– 0	–	(237,956)
Total Return Swaps		– 0	–	(122,213)		– 0	–	(122,213)

Total		$1,851,752		$35,056,111		$484,604		$37,392,467

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NOTES TO FINANCIAL STATEMENTS (continued)

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds		Common Stocks#
Balance as of 12/31/19	$87,446		$405,559		$63		$91,942
Accrued discounts/
(premiums)	325		(619)		(621)		– 0	–
Realized gain (loss)	2,671		(9)		– 0	–	(19,404)
Change in unrealized appreciation/ depreciation	(44,487)		(44,255)		621		(15,029)
Purchases	856		42,575		– 0	–	– 0	–
Sales	(2,671)		(4,093)		– 0	–	– 0	–
Transfers into level 3	– 0	–	91,960		– 0	–	– 0	–
Transfers out of level 3	– 0	–	(106,503)		– 0	–	(6,163)

Balance as of 6/30/2020	$44,140		$384,615		$63		$51,346

Net change in unrealized appreciation/depreciation from investments held as of 6/30/2020	$(44,240)		$(44,195)		$621		$(35,972)

	Warrants#		Rights		Total
Balance as of 12/31/19	$4,806		$3,363		$593,179
Accrued discounts/
(premiums)	– 0	–	– 0	–	(915)
Realized gain (loss)	– 0	–	– 0	–	(16,742)
Change in unrealized appreciation/depreciation	(3,206)		(523)		(106,879)
Purchases	– 0	–	– 0	–	43,431
Sales	– 0	–	– 0	–	(6,764)
Transfers into level 3	– 0	–	– 0	–	91,960
Transfers out of level 3	– 0	–	– 0	–	(112,666)

Balance as of 6/30/2020	$1,600		$2,840		$484,604

Net change in unrealized appreciation/depreciation from investments held as of 6/30/2020	$(3,206)		$(523)		$(127,515)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2020. Securities priced (i) by third party vendors or (ii) by brokers, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 6/30/20			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$34,330		Discounted Cash Flow	Discount Rate on Future Cash Flows	19.7%
		$5,959		Recovery Analysis	Collateral Value	$85.10
		$3,851		Residual Value Waterfall Analysis	Estimated Value Remaining	$50.6mm
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$44,140

Common Stocks		$858		Market Approach	10% Haircut to Last Traded Price	$3.27
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$858

Warrants.		$1,600		Option Pricing Model	Exercise Price	$2.03

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in Exercise Price, Last Traded Price, Collateral Value and Estimated Value Remaining in insolation would be expected to result in a significant higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows in isolation would be expected to result in a significant lower (higher) fair value measurement.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective February 26, 2018, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the

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advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the six months ended June 30, 2020, the Fund accrued advisory fees of $97,168, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .53% of the Fund’s average net assets, which reflected a .13% Performance Adjustment of $23,929.

The Adviser has contractually agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (excluding advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the six months ended June 30, 2020, such reimbursements/ waivers amounted to $224,081. The Expense Cap will remain in effect until April 30, 2021 and then may be continued thereafter from year to year by the Adviser. Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $450,749 for the period ended October 31, 2018, $157,175 for the period ended December 31, 2018 and $484,978 for the year ended December 31, 2019. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $32,170.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,125 for the six months ended June 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $412.

A summary of the Fund’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,551	$7,816	$8,678	$1,689	$3

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the

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Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$14,464,737		$13,388,079
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,413,511
Gross unrealized depreciation	(4,265,700)

Net unrealized depreciation	$(1,852,189)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Fund held futures for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount. In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2020, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$10,062	*	Receivable/Payable for variation margin on futures	$2,798	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	719,288	*	Receivable/Payable for variation margin on centrally cleared swaps	784,785	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	17,269		Unrealized depreciation on forward currency exchange contracts	4,762

Credit contracts	Market value of credit default swaps	165,875		Market value of credit default swaps	237,956

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	53,840	*	Receivable/Payable for variation margin on centrally cleared swaps	163,477	*

Credit contracts	Unrealized appreciation on total return swaps	185,808		Unrealized depreciation on total return swaps	122,213

Equity contracts	Receivable/Payable for variation margin on futures	4,194	*

Total		$1,156,336			$1,315,991

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$186,437	$23,406

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	7,778	(54,725)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	(7,389)	58,879

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(75,855)	(180,624)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(13,762)	2,498

Total		$97,209	$(150,566)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended June 30, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$14,912
Average notional amount of sale contracts	$2,655,279
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$533,342
Average notional amount of sale contracts	$806,532
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$433,644
Average principal amount of sale contracts	$2,343,957
Futures:
Average notional amount of buy contracts	$3,730,119
Average notional amount of sale contracts	$185,955
Total Return Swaps:
Average notional amount	$2,486,617

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$8,683	$	– 0	–	$	– 0	–	$	– 0	–	$8,683
Brown Brothers Harriman & Co.	14,795		(1,622)			– 0	–		– 0	–	13,173
Credit Suisse International	97,211		(49,369)			– 0	–		– 0	–	47,842
Goldman Sachs International	245,789		(86,377)			(159,412)			– 0	–	– 0	–
Morgan Stanley Capital Services LLC	2,474		(2,474)			– 0	–		– 0	–	– 0	–

Total	$368,952		$(139,842)			$(159,412)		$	– 0	–	$69,698	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$84,044	$	– 0	–	$	– 0	–	$	– 0	–	$84,044
Brown Brothers Harriman & Co.	1,622		(1,622)			– 0	–		– 0	–	– 0	–
Credit Suisse International	49,369		(49,369)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	102,210		– 0	–		– 0	–		– 0	–	102,210
Goldman Sachs International	86,377		(86,377)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	38,169		– 0	–		– 0	–		– 0	–	38,169
Morgan Stanley Capital Services LLC	3,140		(2,474)			– 0	–		– 0	–	666

Total	$364,931		$(139,842)		$	– 0	–	$	– 0	–	$225,089	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2020, the Fund had no unfunded loan commitments outstanding.

As of June 30, 2020, the Fund had no bridge loan commitments outstanding.

During the six months ended June 30, 2020, the Fund received no commitment fees.

During the six months ended June 30, 2020, the Fund received no additional funding fees.

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Advisor Class
Shares sold	838,760	1,524,045	$7,564,485	$14,445,357

Shares issued in reinvestment of dividends	50,751	88,873	448,950	846,590

Shares redeemed	(612,111)	(867,925)	(5,331,567)	(8,250,021)

Net increase	277,400	744,993	$2,681,868	$7,041,926

At June 30, 2020, the Adviser owned 40% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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NOTES TO FINANCIAL STATEMENTS (continued)

investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates.

The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

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NOTES TO FINANCIAL STATEMENTS (continued)

exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the

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NOTES TO FINANCIAL STATEMENTS (continued)

determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended December 31, 2019, period ended December 31, 2018 and year ended October 31, 2018 were as follows:

	December 2019	December 2018	October 2018
Distributions paid from:
Ordinary income	$2,205,237	$485,472	$1,565,744

Total taxable distributions paid	$2,205,237	$485,472	$1,565,744

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$64,076
Accumulated capital and other losses	(9,989,755	)(a)
Unrealized appreciation/(depreciation)	616,346	(b)

Total accumulated earnings/(deficit)	$(9,309,333	)(c)

(a)	As of December 31, 2019, the Fund had a net capital loss carryforward of $9,989,755.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Fund had a net short-term capital loss carryforward of $5,673,049 and a net long-term capital loss carryforward of $4,316,706, which may be carried forward for an indefinite period.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

			Advisor Class
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019		November 1, 2018 to December 31, 2018(a)		Year Ended October 31,				September 1, 2016 to October 31, 2016(b)		July 26, 2016(c) to August 31, 2016
							2018		2017

Net asset value, beginning of period	$ 9.63		$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44		$ 9.36

Income From Investment Operations

Net investment income(d)(e)	.25		.52		.09		.50		.49		.08	#	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.63)		.77		(.41)		(.37)		.24		.01		.08	‡

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	.00	(f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.38)		1.29		(.32)		.13		.73		.09		.13

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.56)		(.14)		(.48)		(.43)		(.07)		(.05)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.27)		(.56)		(.14)		(.48)		(.48)		(.07)		(.05)

Net asset value, end of period	$ 8.98		$ 9.63		$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44

Total Return

Total investment return based on net asset value(g)*	(3.93)%		14.77	%+	(3.45)%		1.32	%**	7.89	%+	.94	%+#	1.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,966		$40,218		$30,509		$33,990		$4,185		$2,733		$2,063

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)†	.63	%^	.29	%++	.29	%^++	.33	%(h)	.71	%(h)	.78	%^	.81	%(h)^

Expenses, before waivers/reimbursements(i)†	2.03	%^	1.84	%++	3.25	%^++	2.56	%(h)	2.49	%(h)	3.18	%^	2.41	%(h)^

Net investment income(e)	5.63	%^	5.45%		5.73	%^	5.20%		5.11%		4.90	%^#	5.30	%^

Portfolio turnover rate	37%		40%		5%		75%		65%		9%		44%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.01%		.01	%^	.01%		.01%		.02	%^	.00	%^

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from October 31 to December 31.

(b)	The Fund changed its fiscal year end from August 31 to October 31.

(c)	Inception date.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest expense:

	Six Months Ended June 30, 2020	Year Ended December 31, 2019	November 1, 2018 to December 31, 2018(a)	Year Ended		September 1, 2016 to October 31, 2016(b)	July 26, 2016(c) to August 31, 2016
				October 31, 2018	October 31, 2017
Advisor Class
Net of waivers/ reimbursements	N/A	N/A	N/A	.31%	.70%	N/A	.80	%^
Before waivers/ reimbursements	N/A	N/A	N/A	2.54%	2.54%	N/A	2.40	%^

(i)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018, October 31, 2017 and period ended October 31, 2016, such waivers amounted to .01% , .01% (annualized), .01%, .01% and .02% (annualized), respectively.

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018, October 31, 2017 and August 31, 2016 by .01%, .03%, .07% and .02%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

See notes to financial statements

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Jacqueline Pincus(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM High Yield Portfolio (formerly named AB High Yield Portfolio) (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for

[1]

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent

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Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

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Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 91

which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB FLEXFEETM INTERNATIONAL BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee International Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

August 17, 2020

This report provides management’s discussion of fund performance for AB FlexFee International Bond Portfolio for the semi-annual reporting period ended June 30, 2020.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF JUNE 30, 2020 (unaudited)

	6 Months	12 Months

AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

Advisor Class Shares	1.07%	2.61%

Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged)	2.28%	4.00%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged), for the six- and 12-month periods ended June 30, 2020.

The Fund underperformed the benchmark for both periods. The Fund’s performance-based advisory fee was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such performance period, which is from January 1, 2020 to December 31, 2020.)

In the six-month period, active currency positioning was the primary detractor, relative to the benchmark, due to shorts in Chilean and Colombian pesos, and a long position in the Polish zloty, which were partially offset by exposures to the Mexican peso and the euro. Country and yield-curve positioning also detracted, primarily from exposure in the US that was partially offset by yield-curve positioning in the 10-year part of the curve in the eurozone, a country underweight to Japan and an overweight to Canada. Sector allocation also hampered returns, as losses in derivatives including interest rate swaps and futures, along with sector exposure to eurozone high-yield corporate bonds, were greater than gains in US agency risk-sharing transactions and high-yield corporate bonds. Security selection contributed, from exposure to eurozone treasuries and investment-grade corporate bonds in the UK that exceeded a shortfall among investment-grade corporates in the eurozone.

In the 12-month period, active currency positioning was the primary detractor due to long positions in the Polish zloty and Brazilian real, and shorts in Chilean and Colombian pesos, which were partially offset by

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shorts in the Mexican peso and the euro. Country and yield-curve positioning also detracted, primarily from exposure in the US that was offset by yield-curve positioning the 10-year part of the curve in the eurozone, a country underweight to Japan and an overweight to Canada. Security selection in eurozone treasuries contributed, while sector allocation did not have a meaningful impact on results during the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or to actively manage yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to achieve active exposure. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income markets were volatile over the six-month period ended June 30, 2020. The unprecedented amount of monetary and fiscal stimulus enacted by central banks and governments to combat market illiquidity and cushion the negative economic impact of COVID-19 set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Investment-grade corporate bonds advanced as markets recovered and companies flooded the market with record new issuance. High-yield corporates and emerging-market sovereign bonds ended the period with losses, despite a strong showing in the second quarter. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize a core fixed-income strategy with a global ex-US, multi-sector approach, and continues to pursue an attractive risk/return profile by managing currency exposure. The Team invests in investment-grade fixed-income securities, including US dollar- and local-currency-denominated debt securities, as well as select below investment-grade securities (“junk bonds”).

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INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities of non-US companies and governments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities and related derivatives. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries other than the United States. The Fund invests in a broad range of fixed-income securities in both developed and emerging markets and across all fixed-income sectors, including non-US government and corporate debt securities. Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund’s investments may be denominated in local currency or be US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may at times invest in mortgage-related securities.

The Adviser selects securities for purchase or sale by the Fund based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Adviser seeks to actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

In order to reduce the Fund’s volatility, the Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure to the US dollar through the use of foreign currency forward contracts and similar derivatives, although it will not be required to do so. The Fund may take a long position in one currency and a short position in another when it believes that the first currency will appreciate relative to the other.

(continued on next page)

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The Fund expects to use derivatives, such as options, futures contracts, forwards or swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts to gain exposure to the fixed-income markets and, as noted above, may use currency derivatives to hedge foreign currency exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk: Investments in mortgage-related securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES[1]

1 Year	2.61%	2.61%

Since Inception[2]	3.66%	3.66%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	2.61%

Since Inception[2]	3.66%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.03% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio, exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2021. Any fees waived and expenses borne by the Adviser through December 31, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,010.70	$1.00	0.20%
Hypothetical**	$1,000	$1,023.87	$1.01	0.20%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 11

PORTFOLIO SUMMARY

June 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $48.6

1

All data are as of June 30, 2020. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following: Belgium, Brazil, Chile, Colombia, Denmark, Dominican Republic, El Salvador, Germany, Indonesia, Ireland, Luxembourg, Malaysia, Mexico, Norway, Peru, Portugal, Saudi Arabia, Senegal, Singapore, South Africa, Supranational, Sweden, Switzerland and Turkey.

12 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 41.1%
Australia – 0.8%
Australia Government Bond Series 150 3.00%, 03/21/2047(a)	AUD	470	$410,242

Austria – 2.9%
Republic of Austria Government Bond 0.50%, 02/20/2029(a)	EUR	1,194	1,435,178

Belgium – 1.0%
Kingdom of Belgium Government Bond
Series 76
1.90%, 06/22/2038(a)		110	158,394
Series 84
1.45%, 06/22/2037(a)		244	328,746

			487,140

China – 1.3%
China Government Bond Series INBK 3.39%, 03/16/2050	CNY	4,590	623,800

Finland – 2.5%
Finland Government Bond
0.50%, 09/15/2027-09/15/2029(a)	EUR	686	824,108
0.875%, 09/15/2025(a)		317	382,668

			1,206,776

France – 3.3%
French Republic Government Bond OAT 1.00%, 05/25/2027(a)		1,290	1,589,211

Germany – 0.8%
Bundesrepublik Deutschland Bundesanleihe Series 3 4.75%, 07/04/2034(a)		200	390,341

Ireland – 0.7%
Ireland Government Bond 1.00%, 05/15/2026(a)		283	342,944

Italy – 2.3%
Italy Buoni Poliennali Del Tesoro
1.85%, 05/15/2024		70	82,838
2.45%, 09/01/2033(a)		315	392,550
3.10%, 03/01/2040(a)		187	250,227
3.25%, 09/01/2046(a)		24	32,886
3.35%, 03/01/2035(a)		139	190,443

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.85%, 09/01/2049(a)	EUR	8	$12,164
Series CAC
2.45%, 09/01/2050(a)		157	185,524

			1,146,632

Japan – 8.8%
Japan Government Thirty Year Bond
Series 62
0.50%, 03/20/2049	JPY	36,550	332,318
Series 63
0.40%, 06/20/2049		56,650	500,718
Series 65
0.40%, 12/20/2049		36,100	318,140
Japan Government Twenty Year Bond
Series 143
1.60%, 03/20/2033		42,450	463,586
Series 144
1.50%, 03/20/2033		34,350	371,220
Series 150
1.40%, 09/20/2034		126,300	1,359,766
Series 159
0.60%, 12/20/2036		28,450	275,242
Series 169
0.30%, 06/20/2039		54,500	495,720
Series 171
0.30%, 12/20/2039		16,400	149,023

			4,265,733

Malaysia – 0.7%
Malaysia Government Bond
Series 0114
4.181%, 07/15/2024	MYR	127	31,616
Series 0217
4.059%, 09/30/2024		127	31,528
Series 0218
3.757%, 04/20/2023		233	56,516
Series 0310
4.498%, 04/15/2030		796	207,155

			326,815

Mexico – 0.2%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,910	93,253

Netherlands – 0.5%
Netherlands Government Bond
0.25%, 07/15/2029(a)	EUR	175	208,013
0.75%, 07/15/2027(a)		26	31,794

			239,807

14 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Portugal – 0.7%
Portugal Obrigacoes do Tesouro OT 2.125%, 10/17/2028(a)	EUR	270	$348,744

Singapore – 0.2%
Singapore Government Bond 3.375%, 09/01/2033	SGD	90	82,315

South Korea – 2.5%
Korea Treasury Bond
Series 2503
1.50%, 03/10/2025	KRW	578,340	489,163
Series 2912
1.375%, 12/10/2029		884,640	734,477

			1,223,640

Spain – 3.2%
Spain Government Bond
1.20%, 10/31/2040(a)	EUR	235	271,186
2.35%, 07/30/2033(a)		559	761,289
4.20%, 01/31/2037(a)		310	530,244

			1,562,719

United Kingdom – 6.1%
United Kingdom Gilt
1.50%, 07/22/2047(a)	GBP	14	21,079
1.75%, 09/07/2037-01/22/2049(a)		1,362	2,154,133
3.25%, 01/22/2044(a)		42	81,735
4.25%, 12/07/2040(a)		91	192,295
4.50%, 12/07/2042(a)		227	510,838

			2,960,080

United States – 2.6%
U.S. Treasury Bonds
2.375%, 11/15/2049	U.S.$	360	444,600
3.00%, 02/15/2048		190	260,062
4.50%, 08/15/2039		340	541,344

			1,246,006

Total Governments – Treasuries (cost $19,311,118)			19,981,376

CORPORATES - INVESTMENT GRADE – 20.2%
Financial Institutions – 9.8%
Banking – 5.9%
ABN AMRO Bank NV 0.60%, 01/15/2027(a)	EUR	100	110,770
Bank of America Corp.
Series DD
6.30%, 03/10/2026(b)	U.S.$	29	32,157

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Z
6.50%, 10/23/2024(b)	U.S.$	49	$52,495
Bank of Scotland PLC 9.375%, 05/15/2021(a)	GBP	90	118,610
Barclays PLC 2.625%, 11/11/2025(a)	EUR	100	112,277
BNP Paribas SA 3.375%, 01/23/2026(a)	GBP	170	229,903
CaixaBank SA 0.625%, 10/01/2024(a)	EUR	100	109,211
Capital One Financial Corp. 1.65%, 06/12/2029		145	163,695
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)	U.S.$	230	258,931
Cooperatieve Rabobank UA 4.625%, 05/23/2029(a)	GBP	100	146,279
Credit Agricole SA 3.00%, 02/02/2025	EUR	135	160,887
Credit Suisse Group AG 1.25%, 07/17/2025(a)		110	126,052
Goldman Sachs Group, Inc. (The)
1.25%, 05/01/2025(a)		125	142,361
Series O
5.30%, 11/10/2026(b)	U.S.$	6	6,067
Series P
5.00%, 11/10/2022(b)		20	18,483
HSBC Holdings PLC Series E 4.75%, 07/04/2029(a)(b)	EUR	230	244,315
ING Groep NV 3.00%, 02/18/2026(a)	GBP	100	133,859
Morgan Stanley
1.875%, 03/30/2023	EUR	100	116,635
Series G
1.75%, 03/11/2024		100	117,420
Royal Bank of Scotland Group PLC 2.00%, 03/04/2025(a)		100	115,794
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)	U.S.$	100	80,594
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		47	48,293
UBS Group AG 7.125%, 08/10/2021(a)(b)		200	203,993

			2,849,081

16 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025	U.S.$	150	$156,588
Synchrony Financial 3.95%, 12/01/2027		20	20,760

			177,348

Insurance – 2.4%
Aon PLC 2.875%, 05/14/2026	EUR	100	124,951
ASR Nederland NV 5.125%, 09/29/2045(a)		110	140,187
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(a)		112	143,493
Chubb INA Holdings, Inc.
0.30%, 12/15/2024		100	111,135
0.875%, 06/15/2027		125	141,539
CNP Assurances 4.50%, 06/10/2047(a)		100	129,067
Credit Agricole Assurances SA 4.25%, 01/13/2025(a)(b)		100	120,637
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	U.S.$	100	127,231
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		45	72,762
Voya Financial, Inc. 5.65%, 05/15/2053		70	70,007

			1,181,009

REITS – 1.1%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	110	118,771
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		120	145,775
Prologis Euro Finance LLC 0.375%, 02/06/2028		135	148,695
WPC Eurobond BV 2.125%, 04/15/2027		110	128,039

			541,280

			4,748,718

Industrial – 9.4%
Basic – 1.4%
Anglo American Capital PLC 1.625%, 09/18/2025(a)		105	118,205

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Finance Europe Ltd.
1.875%, 09/13/2023(a)	EUR	100	$113,710
3.125%, 03/26/2026(a)	GBP	100	128,054
Inversiones CMPC SA 3.85%, 01/13/2030(a)	U.S.$	200	203,813
SIG Combibloc PurchaseCo SARL 1.875%, 06/18/2023	EUR	100	114,253

			678,035

Capital Goods – 0.4%
General Electric Co. 0.875%, 05/17/2025		110	119,090
Rolls-Royce PLC 0.875%, 05/09/2024(a)		100	101,677

			220,767

Communications - Media – 0.7%
Comcast Corp. 0.75%, 02/20/2032		111	121,156
Prosus NV 3.68%, 01/21/2030(a)	U.S.$	200	209,750

			330,906

Communications - Telecommunications – 0.5%
AT&T, Inc.
1.60%, 05/19/2028	EUR	110	126,585
Series B
2.875%, 03/02/2025(b)		100	106,631
Bell Canada, Inc. Series M-26 3.35%, 03/22/2023	CAD	45	34,820

			268,036

Consumer Cyclical - Automotive – 1.2%
BMW Finance NV 1.00%, 08/29/2025(a)	EUR	110	127,302
Daimler AG 2.625%, 04/07/2025(a)		110	131,584
General Motors Financial Co., Inc. 2.20%, 04/01/2024(a)		125	137,675
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(a)		130	137,202
Volkswagen Leasing GmbH 2.625%, 01/15/2024(a)		55	64,831

			598,594

Consumer Non-Cyclical – 2.8%
Altria Group, Inc. 3.125%, 06/15/2031		140	171,283

18 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049	U.S.$	60	$79,676
BAT International Finance PLC 1.25%, 03/13/2027(a)	EUR	110	121,891
Baxter International, Inc. 0.40%, 05/15/2024		130	147,022
DH Europe Finance II SARL 0.45%, 03/18/2028		175	192,191
Kraft Heinz Foods Co. 2.25%, 05/25/2028(a)		105	116,347
Medtronic Global Holdings SCA 1.125%, 03/07/2027		125	146,676
Takeda Pharmaceutical 0.75%, 07/09/2027		100	112,771
Takeda Pharmaceutical Co., Ltd. 1.125%, 11/21/2022(a)		100	114,342
Wm Morrison Supermarkets PLC 3.50%, 07/27/2026(a)	GBP	100	138,770

			1,340,969

Energy – 1.3%
BG Energy Capital PLC 5.125%, 12/01/2025(a)		75	113,998
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	70	73,670
BP Capital Markets PLC 1.573%, 02/16/2027(a)	EUR	110	128,629
Energy Transfer Operating LP
3.75%, 05/15/2030	U.S.$	82	81,464
5.50%, 06/01/2027		63	70,375
Husky Energy, Inc. 4.40%, 04/15/2029		120	119,881
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		19	18,436
3.60%, 11/01/2024		9	9,213
4.50%, 12/15/2026		7	7,419

			623,085

Technology – 0.8%
Baidu, Inc. 3.075%, 04/07/2025		200	210,019
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 01/15/2027		10	10,801
Broadcom, Inc. 4.15%, 11/15/2030(a)		95	103,313
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		45	51,483

			375,616

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.3%
Heathrow Funding Ltd. 6.75%, 12/03/2026(a)	GBP	85	$131,602

			4,567,610

Utility – 1.0%
Electric – 0.5%
Enel Finance International NV 5.75%, 09/14/2040(a)		65	124,431
SSE PLC 0.875%, 09/06/2025(a)	EUR	105	119,523

			243,954

Natural Gas – 0.2%
Centrica PLC 7.00%, 09/19/2033(a)	GBP	60	111,445

Other Utility – 0.3%
Severn Trent Utilities Finance PLC 3.625%, 01/16/2026(a)		100	140,888

			496,287

Total Corporates – Investment Grade (cost $9,765,179)			9,812,615

QUASI-SOVEREIGNS – 8.1%
Quasi-Sovereign Bonds – 8.1%
Chile – 0.5%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)	U.S.$	200	217,500

China – 6.6%
China Development Bank
Series 1805
4.88%, 02/09/2028	CNY	8,410	1,305,202
Series 1903
3.30%, 02/01/2024		400	57,309
Series 1904 3.68%, 02/26/2026		12,910	1,865,555

			3,228,066

Indonesia – 0.4%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(a)	U.S.$	200	211,687

Mexico – 0.2%
Petroleos Mexicanos
5.95%, 01/28/2031(a)		39	32,043
7.69%, 01/23/2050(a)		65	54,226

			86,269

20 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Korea – 0.4%
Export-Import Bank of Korea 3.70%, 02/19/2021(a)	AUD	270	$189,558

Total Quasi-Sovereigns (cost $3,902,119)			3,933,080

CORPORATES - NON-INVESTMENT GRADE – 4.4%
Industrial – 3.5%
Basic – 0.7%
OCI NV 5.00%, 04/15/2023(a)	EUR	100	113,122
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(a)		100	116,025
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(a)		100	109,801

			338,948

Capital Goods – 0.4%
Colfax Corp. 3.25%, 05/15/2025(a)		100	111,774
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	59	58,826

			170,600

Consumer Cyclical - Automotive – 0.7%
Ford Motor Credit Co. LLC 3.021%, 03/06/2024	EUR	100	107,575
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(a)		100	110,694
Tenneco, Inc. 5.00%, 07/15/2024(a)		100	102,203

			320,472

Consumer Cyclical - Entertainment – 0.1%
Carnival PLC 1.00%, 10/28/2029		110	64,402

Consumer Non-Cyclical – 0.8%
Grifols SA 1.625%, 02/15/2025(a)		110	120,471
IQVIA, Inc. 2.875%, 06/15/2028(a)		150	167,682
Leisureworld Senior Care LP Series B 3.474%, 02/03/2021	CAD	150	111,299

			399,452

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Western Midstream Operating LP 4.05%, 02/01/2030	U.S.$	75	$72,143

Other Industrial – 0.2%
Rexel SA 2.625%, 06/15/2024(a)	EUR	100	111,813

Services – 0.4%
Arena Luxembourg Finance SARL 1.875%, 02/01/2028(a)		100	102,506
Q-Park Holding I BV 2.00%, 03/01/2027(a)		100	104,068

			206,574

			1,684,404

Financial Institutions – 0.9%
Banking – 0.6%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 09/24/2023(a)(b)		200	218,300
Discover Financial Services Series D 6.125%, 06/23/2025(b)	U.S.$	73	75,167

			293,467

Finance – 0.2%
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	100	102,647

REITS – 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027	U.S.$	69	71,380

			467,494

Total Corporates – Non-Investment Grade (cost $2,291,268)			2,151,898

GOVERNMENTS - SOVEREIGN AGENCIES – 4.4%
Canada – 4.4%
Canada Housing Trust No. 1
1.95%, 12/15/2025(a)	CAD	980	769,675
1.80%, 12/15/2024(a)		1,775	1,375,008

Total Governments – Sovereign Agencies (cost $2,100,538)			2,144,683

22 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 3.8%
Australia & New Zealand Banking Group Ltd. 3.625%, 07/18/2022(a)	EUR	100	$121,482
Credit Suisse AG/Guernsey 0.75%, 09/17/2021(a)		160	182,019
Danske Bank A/S 0.125%, 02/14/2022(a)		160	181,154
DNB Boligkreditt AS 2.75%, 03/21/2022(a)		145	171,674
National Bank of Canada 1.50%, 03/25/2021(a)		100	113,859
Nationwide Building Society 4.375%, 02/28/2022(a)		250	302,694
Santander UK PLC 4.25%, 04/12/2021(a)		250	290,843
Stadshypotek AB 0.625%, 11/10/2021(a)		260	296,212
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(a)		100	111,542
UBS AG/London 4.00%, 04/08/2022(a)		75	90,652

Total Covered Bonds (cost $1,893,268)			1,862,131

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 3.3%
Canada – 3.3%
Province of British Columbia Canada Series T 9.00%, 08/23/2024	CAD	672	661,721
Province of Ontario Canada
3.15%, 06/02/2022		316	244,850
3.50%, 06/02/2024		430	350,986
Province of Quebec Canada 3.75%, 09/01/2024		425	352,156

Total Local Governments - Provincial Bonds (cost $1,561,309)			1,609,713

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Risk Share Floating Rate – 3.2%
Bellemeade Re Ltd.
Series 2018-2A, Class M1B
1.535% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)	U.S.$	74	73,583

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1A, Class M1B
1.935% (LIBOR 1 Month + 1.75%), 03/25/2029(a) (c)	U.S.$	150	$139,642
Series 2019-2A, Class M2 3.285% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		150	138,929
Connecticut Avenue Securities Trust
Series 2019-R05, Class 1M2 2.185% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		41	40,477
Series 2019-R06, Class 2M2 2.285% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		70	68,068
Series 2019-R07, Class 1M2 2.285% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		40	38,773
Eagle RE Ltd. Series 2018-1, Class M1 1.885% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(c)		55	53,278
Federal Home Loan Mortgage Corp.
Series 2019-HQA1, Class M2 2.535% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		27	26,369
Series 2020-HQA2, Class M2 3.285% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(c)		29	27,408
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2019-DNA3, Class M2 2.235% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		15	14,651
Series 2019-DNA4, Class M2 2.135% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		33	32,185
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C02, Class 1M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		144	145,237
Series 2015-C02, Class 2M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		34	34,332
Series 2015-C04, Class 2M2 5.735% (LIBOR 1 Month + 5.55%), 04/25/2028(c)		153	162,484

24 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1M2 4.435% (LIBOR 1 Month + 4.25%), 01/25/2029(c)	U.S.$	64	$66,626
Series 2016-C06, Class 1M2 4.435% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		134	140,090
Series 2017-C01, Class 1M2 3.735% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		64	65,273
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.184% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		130	118,825
STACR Trust Series 2018-DNA3, Class M2 2.285% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(c)		150	144,360

Total Collateralized Mortgage Obligations (cost $1,536,389)			1,530,590

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Chile – 0.4%
Chile Government International Bond 1.625%, 01/30/2025	EUR	170	200,067

Colombia – 0.4%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	200	198,600

Indonesia – 0.3%
Indonesia Government International Bond 3.375%, 07/30/2025(a)	EUR	100	122,005

Peru – 0.3%
Peruvian Government International Bond 2.392%, 01/23/2026	U.S.$	120	124,650

Saudi Arabia – 0.5%
Saudi Government International Bond 2.90%, 10/22/2025(a)		240	254,400

Total Governments – Sovereign Bonds (cost $873,236)			899,722

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 1.7%
South Africa – 1.7%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $812,637)	ZAR	15,792	$838,832

EMERGING MARKETS – SOVEREIGNS – 1.1%
Brazil – 0.4%
Brazilian Government International Bond 3.875%, 06/12/2030	U.S.$	200	193,000

Dominican Republic – 0.2%
Dominican Republic International Bond 5.95%, 01/25/2027(a)		110	110,653

El Salvador – 0.3%
El Salvador Government International Bond 7.125%, 01/20/2050(a)		150	122,250

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	100	108,699

Total Emerging Markets – Sovereigns (cost $543,552)			534,602

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Floating Rate CMBS – 0.6%
BFLD Series 2019-DPLO, Class D 2.025% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)	U.S.$	28	24,914
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.385% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		165	157,564
Invitation Homes Trust Series 2018-SFR4, Class E 2.144% (LIBOR 1 Month + 1.95%), 01/17/2038(c)(d)		115	108,512

			290,990

Non-Agency Fixed Rate CMBS – 0.2%
Commercial Mortgage Trust Series 2012-CR5, Class E 4.463%, 12/10/2045(a)		100	83,393

26 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-GC12, Class C 4.179%, 06/10/2046	U.S.$	20	$17,800

			101,193

Total Commercial Mortgage-Backed Securities (cost $424,865)			392,183

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.7%
Sweden – 0.7%
Kommuninvest I Sverige AB Series 2410 1.00%, 10/02/2024(a) (cost $348,575)	SEK	3,160	350,590

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.6%
United States – 0.6%
Province of Manitoba Canada 3.85%, 12/01/2021 (cost $267,636)	CAD	345	266,381

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(a)	U.S.$	200	193,954

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(a)		4	3,929

Total Emerging Markets – Corporate Bonds (cost $211,675)			197,883

ASSET-BACKED SECURITIES – 0.2%
Other ABS – Fixed Rate – 0.2%
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(a) (cost $115,000)		115	115,693

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.1%
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.928% (LIBOR 1 Month + 3.75%), 11/16/2025(e)	U.S.$	44	$41,009

Technology – 0.1%
athenahealth, Inc. 4.818% (LIBOR 3 Month + 4.50%), 02/11/2026(e)		66	63,784

Total Bank Loans (cost $108,447)			104,793

SUPRANATIONALS – 0.2%
Supranational – 0.2%
European Investment Bank 4.75%, 08/07/2024(a) (cost $92,155)	AUD	119	95,552

		Shares
SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.13%(f)(g)(h) (cost $1,338,223)		1,338,223	1,338,223

		Principal Amount (000)
Governments - Treasuries – 1.5%
Japan – 1.5%
Japan Treasury Discount Bill Series 909 Zero Coupon, 08/24/2020 (cost $724,602)	JPY	77,950	722,080

Total Short-Term Investments (cost $2,062,825)			2,060,303

Total Investments – 100.6% (cost $48,221,791)			48,882,620
Other assets less liabilities – (0.6)%			(283,618)

Net Assets – 100.0%			$48,599,002

28 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	13	September 2020	$1,050,179	$447
10 Yr Canadian Bond Futures	6	September 2020	679,817	(1,016)
10 Yr Mini Japan Government Bond Futures	13	September 2020	1,828,608	(1,806)
Euro BTP Futures	3	September 2020	484,948	14,437
Euro Buxl 30 Yr Bond Futures	2	September 2020	494,250	16,763
Euro-BOBL Futures	27	September 2020	4,094,551	14,111
Euro-Schatz Futures	21	September 2020	2,645,775	1,770
Japan 10 Yr Bond (OSE) Futures	2	September 2020	2,814,540	(1,019)
U.S. T-Note 10 Yr (CBT) Futures	2	September 2020	278,344	664

Sold Contracts
10 Yr Australian Bond Futures	12	September 2020	1,232,146	(3,444)
Euro-Bund Futures	13	September 2020	2,578,163	(35,008)
U.S. 10 Yr Ultra Futures	12	September 2020	1,889,813	(11,242)
U.S. T-Note 2 Yr (CBT) Futures	4	September 2020	883,313	(94)
U.S. T-Note 5 Yr (CBT) Futures	15	September 2020	1,886,133	(4,102)

				$(9,539)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	688	SGD	974	08/27/2020	$11,015
Bank of America, NA	USD	849	RUB	61,837	07/14/2020	18,656
Barclays Bank PLC	IDR	6,926,936	USD	475	07/23/2020	4
Barclays Bank PLC	INR	28,508	USD	373	07/23/2020	(3,806)
Barclays Bank PLC	USD	178	IDR	2,564,153	07/23/2020	(1,937)
Barclays Bank PLC	USD	279	INR	21,907	07/23/2020	10,152
Barclays Bank PLC	USD	180	INR	13,612	07/23/2020	(695)
Barclays Bank PLC	USD	479	CNH	3,394	08/13/2020	418
Barclays Bank PLC	USD	390	KRW	479,920	08/13/2020	10,417
Barclays Bank PLC	TWD	11,463	USD	385	08/20/2020	(7,597)
Barclays Bank PLC	USD	393	TWD	11,551	08/20/2020	2,560
BNP Paribas SA	BRL	2,463	USD	450	07/02/2020	(3,135)

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	457	BRL	2,463	07/02/2020	$(4,369)
BNP Paribas SA	USD	272	IDR	4,060,380	07/23/2020	7,115
BNP Paribas SA	USD	384	IDR	5,473,463	07/23/2020	(8,516)
BNP Paribas SA	USD	438	PLN	1,747	07/29/2020	3,164
BNP Paribas SA	USD	601	CAD	805	08/06/2020	(8,129)
BNP Paribas SA	AUD	1,038	USD	722	08/13/2020	5,996
BNP Paribas SA	USD	377	CNH	2,674	08/13/2020	463
Brown Brothers Harriman & Co.	NOK	4,480	USD	442	07/15/2020	(23,711)
Brown Brothers Harriman & Co.	GBP	205	USD	251	07/17/2020	(3,296)
Brown Brothers Harriman & Co.	USD	212	GBP	173	07/17/2020	2,553
Brown Brothers Harriman & Co.	USD	274	GBP	217	07/17/2020	(5,608)
Brown Brothers Harriman & Co.	USD	376	ZAR	6,260	07/17/2020	(16,042)
Brown Brothers Harriman & Co.	ZAR	10,359	USD	603	07/17/2020	7,136
Brown Brothers Harriman & Co.	ZAR	11,035	USD	612	07/17/2020	(23,261)
Brown Brothers Harriman & Co.	USD	236	TRY	1,630	07/28/2020	(56)
Brown Brothers Harriman & Co.	PLN	3,045	USD	724	07/29/2020	(45,212)
Brown Brothers Harriman & Co.	CAD	912	USD	660	08/06/2020	(11,585)
Brown Brothers Harriman & Co.	EUR	242	USD	273	08/06/2020	937
Brown Brothers Harriman & Co.	EUR	107	USD	121	08/06/2020	(65)
Brown Brothers Harriman & Co.	NZD	761	USD	484	08/06/2020	(7,210)
Brown Brothers Harriman & Co.	USD	453	EUR	403	08/06/2020	594
Brown Brothers Harriman & Co.	USD	526	EUR	465	08/06/2020	(2,587)
Brown Brothers Harriman & Co.	JPY	19,778	USD	180	08/07/2020	(2,817)
Brown Brothers Harriman & Co.	MXN	10,435	USD	455	08/07/2020	3,046
Brown Brothers Harriman & Co.	USD	61	JPY	6,490	08/07/2020	(491)
Brown Brothers Harriman & Co.	USD	372	MXN	8,375	08/07/2020	(9,007)
Brown Brothers Harriman & Co.	USD	392	SGD	546	08/27/2020	146
Brown Brothers Harriman & Co.	CHF	414	USD	439	08/28/2020	1,095
Brown Brothers Harriman & Co.	USD	433	CHF	418	08/28/2020	9,695

30 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	2,458	USD	462	07/02/2020	$10,220
Citibank, NA	BRL	4,676	USD	854	07/02/2020	(5,951)
Citibank, NA	USD	449	BRL	2,458	07/02/2020	3,128
Citibank, NA	USD	883	BRL	4,676	07/02/2020	(22,747)
Citibank, NA	USD	237	RUB	17,587	07/14/2020	9,626
Citibank, NA	CLP	593,170	USD	722	07/15/2020	94
Citibank, NA	CLP	316,699	USD	384	07/15/2020	(1,421)
Citibank, NA	COP	906,824	USD	241	07/15/2020	11
Citibank, NA	USD	925	CLP	710,498	07/15/2020	(59,997)
Citibank, NA	USD	854	NOK	8,363	07/15/2020	15,247
Citibank, NA	GBP	649	USD	821	07/17/2020	17,848
Citibank, NA	GBP	3,398	USD	4,156	07/17/2020	(54,744)
Citibank, NA	INR	10,976	USD	140	07/23/2020	(4,471)
Citibank, NA	BRL	2,630	USD	492	08/04/2020	8,791
Citibank, NA	EUR	519	USD	588	08/06/2020	3,961
Citibank, NA	USD	107	CNH	760	08/13/2020	170
Citibank, NA	TWD	21,857	USD	735	08/20/2020	(13,537)
Citibank, NA	CHF	419	USD	437	08/28/2020	(6,048)
Credit Suisse International	NOK	3,880	USD	380	07/15/2020	(23,316)
Credit Suisse International	USD	754	PLN	3,044	07/29/2020	15,247
Credit Suisse International	SGD	1,092	USD	770	08/27/2020	(14,471)
Deutsche Bank AG	USD	302	INR	22,795	07/23/2020	(570)
Goldman Sachs Bank USA	CAD	6,043	USD	4,357	08/06/2020	(94,284)
Goldman Sachs Bank USA	KRW	1,472,536	USD	1,202	08/13/2020	(26,005)
Goldman Sachs Bank USA	MYR	4,233	USD	1,031	08/13/2020	45,292
Goldman Sachs Bank USA	USD	279	MYR	1,156	08/13/2020	(9,755)
HSBC Bank USA	CNH	3,764	USD	531	08/13/2020	119
HSBC Bank USA	USD	501	TWD	14,612	08/20/2020	112
JPMorgan Chase Bank, NA	GBP	426	USD	528	07/17/2020	(755)
JPMorgan Chase Bank, NA	IDR	1,180,568	USD	74	07/23/2020	(7,317)
JPMorgan Chase Bank, NA	EUR	447	USD	507	08/06/2020	4,161
JPMorgan Chase Bank, NA	USD	637	EUR	567	08/06/2020	442
JPMorgan Chase Bank, NA	USD	672	EUR	595	08/06/2020	(3,514)
JPMorgan Chase Bank, NA	USD	734	TWD	21,529	08/20/2020	4,174
Morgan Stanley Capital Services LLC	BRL	4,681	USD	861	07/02/2020	332
Morgan Stanley Capital Services LLC	USD	855	BRL	4,681	07/02/2020	5,958

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	SEK	7,494	USD	769	07/15/2020	$(35,621)
Morgan Stanley Capital Services LLC	USD	453	SEK	4,221	07/15/2020	216
Morgan Stanley Capital Services LLC	GBP	459	USD	566	07/17/2020	(2,280)
Morgan Stanley Capital Services LLC	USD	860	BRL	4,681	08/04/2020	(893)
Morgan Stanley Capital Services LLC	EUR	18,768	USD	21,221	08/06/2020	117,531
Morgan Stanley Capital Services LLC	JPY	556,550	USD	5,117	08/07/2020	(40,317)
Morgan Stanley Capital Services LLC	USD	397	MYR	1,644	08/13/2020	(13,948)
Royal Bank of Scotland PLC	COP	1,937,899	USD	486	07/15/2020	(28,718)
Royal Bank of Scotland PLC	USD	513	COP	1,929,313	07/15/2020	(539)
Royal Bank of Scotland PLC	USD	729	EUR	647	08/06/2020	(2,240)
Royal Bank of Scotland PLC	CNH	28,143	USD	3,971	08/13/2020	(62)
Standard Chartered Bank	IDR	4,063,208	USD	252	07/23/2020	(26,968)
Standard Chartered Bank	INR	10,777	USD	142	07/23/2020	(393)
Standard Chartered Bank	USD	487	INR	36,891	07/23/2020	324
Standard Chartered Bank	KRW	454,598	USD	378	08/13/2020	(795)

						$(332,643)

INTEREST RATE SWAPTIONS WRITTEN (see Note C)

Description	Index	Counter-Party	Strike Rate	Expiration Date		Notional Amount (000)	Premiums Received	Market Value
Call-OTC-1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	0.55%	07/17/2020	USD	1,800	$7,853	$(11,609)
Call-OTC-1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	0.46	07/29/2020		1,800	7,110	(6,679)

							$14,963	$(18,288)

32 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Australia Series 32, 5 Year Index, 12/20/2024*	(1.00)%	Quarterly	0.75%	USD	2,250	$(25,696)	$(32,739)	$7,043
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.78	USD	1,980	22,097	(235)	22,332

						$(3,599)	$(32,974)	$29,375

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	1,789	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	$75,159	$—	$75,159
CAD	382	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(61,149)	—	(61,149)

						$14,010	$—	$14,010

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.64%	USD	67	$(8,567)	$(2,570)	$(5,997)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.64	USD	470	(60,097)	(22,097)	(38,000)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.64%	USD	3	(384)	(55)	(329)

						$(69,048)	$(24,722)	$(44,326)

*	Termination date

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $27,061,448 or 55.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2020.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of June 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Invitation Homes Trust Series 2018-SFR4, Class E 2.144%, 01/17/2038	10/26/2018	$115,000	$108,512	0.22%

(e)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at June 30, 2020.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	Affiliated investments.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

See notes to financial statements.

34 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $46,883,568)	$47,544,397
Affiliated issuers (cost $1,338,223)	1,338,223
Cash	10,167
Cash collateral due from broker	269,375
Foreign currencies, at value (cost $163,496)	164,221
Receivable for investment securities sold	503,725
Unaffiliated interest receivable	384,447
Unrealized appreciation on forward currency exchange contracts	358,166
Receivable from Adviser	20,527
Receivable for variation margin on centrally cleared swaps	503
Affiliated dividends receivable	155
Receivable for capital stock sold	31

Total assets	50,593,937

Liabilities
Swaptions written, at value (premiums received $14,963)	18,288
Payable for investment securities purchased and foreign currency transactions	1,072,601
Unrealized depreciation on forward currency exchange contracts	690,809
Market value of credit default swaps (net premiums received $24,722)	69,048
Dividends payable	43,615
Payable for variation margin on futures	9,252
Directors’ fee payable	3,505
Transfer Agent fee payable	1,452
Accrued expenses and other liabilities	86,365

Total liabilities	1,994,935

Net Assets	$48,599,002

Composition of Net Assets
Capital stock, at par	$4,833
Additional paid-in capital	48,137,452
Distributable earnings	456,717

$48,599,002

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$48,599,002	4,833,287	$10.06

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 35

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $10,286)	$422,049
Dividends
Affiliated issuers	1,721	$423,770

Expenses
Advisory fee (see Note B)	24,012
Transfer agency—Advisor Class	9,967
Custody and accounting	69,788
Administrative	32,997
Audit and tax	27,724
Legal	17,785
Printing	17,282
Registration fees	13,387
Directors’ fees	11,009
Miscellaneous	3,208

Total expenses	227,159
Less: expenses waived and reimbursed by the Adviser (see Note B)	(179,465)

Net expenses		47,694

Net investment income		376,076

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		428,733	(a)
Forward currency exchange contracts		330,433
Futures		186,505
Swaps		(699,502)
Swaptions written		8,373
Foreign currency transactions		(59,391)
Net change in unrealized appreciation/depreciation on:
Investments		(535,730	)(b)
Forward currency exchange contracts		313,911
Futures		15,416
Swaps		200,153
Swaptions written		(3,325)
Foreign currency denominated assets and liabilities		(14,778)

Net gain on investment and foreign currency transactions		170,798

Net Increase in Net Assets from Operations		$546,874

(a)	Net of foreign capital gains taxes of $441.

(b)	Net of increase in accrued foreign capital gains taxes of $9,440.

See notes to financial statements.

36 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$376,076	$791,263
Net realized gain on investment and foreign currency transactions	195,151	1,145,755
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(24,353)	1,164,182

Net increase in net assets from operations	546,874	3,101,200
Distributions to Shareholders
Advisor Class	(272,185)	(1,480,236)
Capital Stock Transactions
Net increase (decrease)	(18,819)	778,936

Total increase	255,870	2,399,900
Net Assets
Beginning of period	48,343,132	45,943,232

End of period	$48,599,002	$48,343,132

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee International Bond Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is

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unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2020:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments-Treasuries	$	– 0	–	$19,981,376		$	– 0	–	$19,981,376
Corporates-Investment Grade		– 0	–	9,812,615			– 0	–	9,812,615
Quasi-Sovereigns		– 0	–	3,933,080			– 0	–	3,933,080
Corporates-Non-Investment Grade		– 0	–	2,151,898			– 0	–	2,151,898
Governments-Sovereign Agencies		– 0	–	2,144,683			– 0	–	2,144,683
Covered Bonds		– 0	–	1,862,131			– 0	–	1,862,131
Local Governments-Provincial Bonds		– 0	–	1,609,713			– 0	–	1,609,713
Collateralized Mortgage Obligations		– 0	–	1,530,590			– 0	–	1,530,590
Governments-Sovereign Bonds		– 0	–	899,722			– 0	–	899,722
Emerging Markets-Treasuries		– 0	–	838,832			– 0	–	838,832
Emerging Markets-Sovereigns		– 0	–	534,602			– 0	–	534,602
Commercial Mortgage-Backed Securities		– 0	–	392,183			– 0	–	392,183
Local Governments-Regional Bonds		– 0	–	350,590			– 0	–	350,590
Local Governments-US Municipal Bonds		– 0	–	266,381			– 0	–	266,381
Emerging Markets-Corporate Bonds		– 0	–	197,883			– 0	–	197,883
Asset-Backed Securities		– 0	–	115,693			– 0	–	115,693
Bank Loans		– 0	–	104,793			– 0	–	104,793
Supranationals		– 0	–	95,552			– 0	–	95,552
Short-Term Investments:
Investment Companies		1,338,223		– 0	–		– 0	–	1,338,223
Governments-Treasuries		– 0	–	722,080			– 0	–	722,080

Total Investments in Securities		1,338,223		47,544,397			– 0	–	48,882,620
Other Financial Instruments*:
Assets
Futures		48,192		– 0	–		– 0	–	48,192	†
Forward Currency Exchange Contracts		– 0	–	358,166			– 0	–	358,166
Centrally Cleared Credit Default Swaps		– 0	–	22,097			– 0	–	22,097	†
Centrally Cleared Interest Rate Swaps		– 0	–	75,159			– 0	–	75,159	†
Liabilities
Futures		(57,731)		– 0	–		– 0	–	(57,731	)†
Forward Currency Exchange Contracts		– 0	–	(690,809)			– 0	–	(690,809)
Interest Rate Swaptions Written		– 0	–	(18,288)			– 0	–	(18,288)
Centrally Cleared Credit Default Swaps		– 0	–	(25,696)			– 0	–	(25,696	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(61,149)			– 0	–	(61,149	)†
Credit Default Swaps		– 0	–	(69,048)			– 0	–	(69,048)

Total		$1,328,684		$47,134,829		$	– 0	–	$48,463,513

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*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index (“Index”) plus .70% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00429% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the prior business day or, if the performance of the Index is made available to the Fund on a daily basis at a time sufficient to permit the calculation of the Performance Adjustment on a current-day basis while maintaining the Fund’s ability to meet applicable deadlines for publishing its daily net asset value per share, within a reasonable time after the commencement of such availability, through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .30% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which

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would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .70% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .10% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the six months ended June 30, 2020, the Fund accrued advisory fees of $24,012, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .10% of the Fund’s average net assets, which reflected a (.30)% Performance Adjustment of $(72,036).

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the six months ended June 30, 2020, such reimbursements/ waivers amounted to $146,125. The Expense Cap will remain in effect until April 30, 2021 and then may be continued thereafter from year to year by the Adviser. Any fees waived and expenses borne by the Adviser through December 31, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $262,859 for the period ended December 31, 2017 and $388,433 for the year ended December 31, 2018. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $32,997.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended June 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $343.

A summary of the Fund’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$521	$15,607	$14,790	$1,338	$2

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA

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retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,075,335	$37,813,526
U.S. government securities	1,230,440	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,793,631
Gross unrealized depreciation	(1,479,250)

Net unrealized appreciation	$314,381

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

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commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the

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premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended June 30, 2020, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended June 30, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount. In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the

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swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$48,192	*	Receivable/Payable for variation margin on futures	$57,731	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	75,159	*	Receivable/Payable for variation margin on centrally cleared swaps	61,149	*

Interest rate contracts				Swaptions written, at value	18,288

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	358,166		Unrealized depreciation on forward currency exchange contracts	690,809

Credit contracts				Market value of credit default swaps	69,048

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	29,375	*

Total		$510,892			$897,025

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*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(640,873)	$244,845

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	186,505	15,416

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	8,373	(3,325)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	330,433	313,911

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(16,995)	10,392

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(58,629)	(44,692)

Total		$(191,186)	$536,547

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended June 30, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,311,871
Average notional amount of sale contracts	$3,092,200

Centrally Cleared Interest Rate Swaps
Average notional amount	$3,838,233

Credit Default Swaps:
Average notional amount of sale contracts	$876,857

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,612,783
Average principal amount of sale contracts	$55,842,440

Futures:
Average notional amount of buy contracts	$13,725,702
Average notional amount of sale contracts	$6,278,325

Purchased Options:
Average notional amount	$2,498,732	(a)

Swaptions Written:
Average notional amount	$2,083,333	(b)

(a)	Positions were open for five months during the reporting period.

(b)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia & New Zealand Bank Group Ltd.	$11,015	$	– 0	–	$	– 0	–	$	– 0	–	$11,015
Bank of America, NA.	18,656		– 0	–		– 0	–		– 0	–	18,656
Barclays Bank PLC	23,551		(14,035)			– 0	–		– 0	–	9,516
BNP Paribas	16,738		(16,738)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	25,202		(25,202)			– 0	–		– 0	–	– 0	–
Citibank, NA.	69,096		(69,096)			– 0	–		– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Credit Suisse International	$15,247	$(15,247)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	45,292	(45,292)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	231	– 0	–	– 0	–	– 0	–	231
JPMorgan Chase Bank, NA	8,777	(8,777)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC.	124,037	(124,037)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank.	324	(324)	– 0	–	– 0	–	– 0	–

Total	$358,166	$(318,748)	$	– 0	–	$	– 0	–	$39,418

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$14,035	$(14,035)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas	24,149	(16,738)			– 0	–		– 0	–		7,411
Brown Brothers Harriman & Co.	150,948	(25,202)			– 0	–		– 0	–		125,746
Citibank, NA.	187,204	(69,096)			– 0	–		– 0	–		118,108
Credit Suisse International	37,787	(15,247)			– 0	–		– 0	–		22,540
Deutsche Bank AG	9,137	– 0	–		– 0	–		– 0	–		9,137
Goldman Sachs Bank USA	130,044	(45,292)			– 0	–		– 0	–		84,752
JPMorgan Chase Bank, NA	11,586	(8,777)			– 0	–		– 0	–		2,809
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC.	153,540	(124,037)			– 0	–		– 0	–		29,503
Royal Bank of Scotland PLC	31,559	– 0	–		– 0	–		– 0	–		31,559
Standard Chartered Bank.	28,156	(324)			– 0	–		– 0	–		27,832

Total	$778,145	$(318,748)		$	– 0	–	$	– 0	–		$459,397	^

*	The actual collateral received/pledged may be more than the amount reported due to over collateralization.

^

Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Advisor Class
Shares sold	2,189	28,353	$21,986	$284,982

Shares issued in reinvestment of dividends	254	99,772	2,542	997,726

Shares redeemed	(4,350)	(50,806)	(43,347)	(503,772)

Net increase (decrease)	(1,907)	77,319	$(18,819)	$778,936

At June 30, 2020, the Adviser owned 99% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk—Investments in mortgage-related securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition

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NOTES TO FINANCIAL STATEMENTS (continued)

away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year.

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The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,480,236		$2,225,195
Net long-term capital gains	– 0	–	80,559

Total taxable distributions paid	1,480,236		2,305,754
Return of Capital	– 0	–	77,538

Total distributions paid	$1,480,236		$2,383,292

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(452,997	)(a)
Other losses	(240,491	)(b)
Unrealized appreciation/(depreciation)	876,944	(c)

Total accumulated earnings/(deficit)	$183,456	(d)

(a)	As of December 31, 2019, the Fund had a net capital loss carryforward of $370,551. As of December 31, 2019, the Fund had a net post-October capital loss deferral of $82,446.

(b)	As of December 31, 2019, the fund had a qualified late-year ordinary loss deferral of $240,491.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Fund had a net short-term capital loss carryforward of $77,642 and a net long-term capital loss carryforward of $292,909, which may be carried forward for an indefinite period.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,				June 28, 2017(a) to December 31, 2017
			2019		2018

Net asset value, beginning of period	$ 10.00		$ 9.66		$ 9.97		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.08		.17		.18		.10

Net realized and unrealized gain on investment and foreign currency transactions	.04		.48		.03		.00	(d)

Net increase in net asset value from operations	.12		.65		.21		.10

Less: Dividends and Distributions

Dividends from net investment income	(.06)		(.31)		(.48)		(.13)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		– 0	–

Return of capital	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.06)		(.31)		(.52)		(.13)

Net asset value, end of period	$ 10.06		$ 10.00		$ 9.66		$ 9.97

Total Return

Total investment return based on net asset value(e)	1.07%		6.78%		2.16%		1.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48,599		$48,343		$45,943		$44,881

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)†	.20%(g)		.20%		.20	%(h)	.19	%(g)

Expenses, before waivers/reimbursements(f)†	.95%(g)		1.03%		1.21	%(h)	2.39	%(g)

Net investment income(c)	1.57%(g)		1.66%		1.85%		1.95	%(g)

Portfolio turnover rate	82%		96%		85%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(g)	.00%		.00%		.01	%(g)

See footnote summary on page 65.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2017, such waiver amounted to 0.01% (annualized).

(g)	Annualized.

(h)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS Scott A. DiMaggio(2), Vice President Douglas J. Peebles(2), *, Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-6003

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Fixed-Income Investment Team. Messrs. DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM International Bond Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for

[1]

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 and calendar year 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that

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the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning

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advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most

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cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFIB-0152-0620

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 26, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 26, 2020